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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
DRS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Mark S. Newman Chairman of the Board, President and Chief Executive Officer

July 3, 2006

Dear Fellow Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend DRS Technologies' 2006 Annual Meeting of Stockholders. This year's meeting will be held on Thursday, August 3, 2006 at 11 a.m., local time, at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179. I look forward to personally greeting those of you who attend the meeting. You are invited to join the Board of Directors and representatives of senior management for light refreshments beginning at 10:30 a.m.

        The Annual Meeting of Stockholders will begin with the voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement, followed by a presentation on DRS and our fiscal 2006 performance.

        Your vote is important. Please review the instructions on the proxy and voting instruction card. Whether or not you plan to attend the annual meeting, please be sure your shares are represented at the meeting by voting as soon as possible. You may vote over the Internet, by telephone or by mailing your proxy solicitation/voting instruction card.

        Thank you for your ongoing support and continued interest in DRS Technologies. I look forward to seeing you on August 3rd.

Sincerely,

DRS Technologies, Inc. 5 Sylvan Way Parsippany, NJ 07054
973.898.1500 Fax 973.898.4730 http://www.drs.com

DRS TECHNOLOGIES, INC.
5 SYLVAN WAY
PARSIPPANY, NEW JERSEY 07054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 3, 2006

To the Stockholders of DRS Technologies, Inc.:

        NOTICE IS HEREBY GIVEN that the 2006 annual meeting of stockholders (the "meeting") of DRS Technologies, Inc. will be held on Thursday, August 3, 2006 at 11 a.m., local time, at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, for the following purposes:

  (1)
  To elect four Class II directors, each to hold office for a term of three years;

  (2)
  To ratify the appointment of KPMG LLP as DRS's independent registered public accounting firm for fiscal year 2007;

  (3)
  To approve the DRS Technologies, Inc. 2006 Omnibus Plan; and

  (4)
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on June 23, 2006 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

By Order of the Board of Directors, DRS Technologies, Inc.

Nina Laserson Dunn Secretary

Parsippany, New Jersey
July 3, 2006

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please vote as soon as possible. To vote your shares, call the toll-free telephone number (1-866-540-5760), use the Internet as described in the instructions on the enclosed proxy card, or complete, sign, date and mail your proxy card. Voting by telephone, over the Internet or by written proxy will assure that your vote is counted at the meeting if you do not attend in person.

DRS TECHNOLOGIES, INC.

TABLE OF CONTENTS

Equity Compensation Plans	28
Executive Compensation Committee Interlocks and Insider Participation	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	31
STOCK PERFORMANCE GRAPH	32
PROPOSAL NO. 3—ADOPTION OF DRS TECHNOLOGIES, INC. 2006 OMNIBUS PLAN	33
General	34
Administration	35
Awards Under the 2006 Plan	35
2006 Plan Benefits	39
Certain Federal Income Tax Consequences	39
GENERAL INFORMATION	41
Stockholders' Proposals	41
Householding of Annual Meeting Materials	42
Copies of Annual Report to Stockholders	42
APPENDIX A—DRS TECHNOLOGIES, INC. 2006 OMNIBUS PLAN	A-1

DRS TECHNOLOGIES, INC.
5 SYLVAN WAY
PARSIPPANY, NEW JERSEY 07054

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
AUGUST 3, 2006

        We are providing these proxy materials in connection with the solicitation of proxies by DRS Technologies, Inc. ("DRS") on behalf of the board of directors of DRS (the "board") for DRS's 2006 annual meeting of stockholders (the "meeting") to be held on Thursday, August 3, 2006, at 11:00 a.m., local time, at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, or any adjournments or postponements thereof. "We," "our," "us," "the Company" and "DRS" each refers to DRS Technologies, Inc.

PROXIES, VOTING AND THE MEETING

Purpose of the 2006 Annual Meeting of Stockholders

        At the meeting, DRS stockholders will be asked to vote on the following proposals:

Proposal No. 1:	To elect four Class II directors, each to hold office for a term of three years;
Proposal No. 2:	To ratify the appointment of KPMG LLP as DRS's independent registered public accounting firm for fiscal year 2007; and
Proposal No. 3:	To approve the DRS Technologies, Inc. 2006 Omnibus Plan.

        DRS stockholders also may transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date; Outstanding Shares; Shares Entitled to Vote

        We are sending these proxy materials on or about July 3, 2006 to all DRS stockholders. Only holders of record of DRS common stock at the close of business on the record date, June 23, 2006, are entitled to notice of and to vote at the meeting. As of the record date, there were 40,164,597 shares of DRS common stock outstanding and entitled to vote at the meeting. Each holder of common stock is entitled to one vote for each share of DRS common stock owned on each proposal presented at the meeting. A stockholder list will be available for examination by DRS stockholders at the meeting and at our offices at 5 Sylvan Way, Parsippany, New Jersey 07054, during ordinary business hours during the ten-day period prior to the meeting for any purpose germane to the meeting.

Quorum

        A quorum of DRS stockholders is necessary to hold a valid meeting. The required quorum for the transaction of business at the meeting is a majority of the outstanding shares of DRS common stock eligible to vote and present, whether in person or by proxy, at the meeting. All shares of DRS common stock represented at the meeting, including abstentions and "broker non-votes," if any, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. "Broker non-votes" are shares held by a broker or other nominee that are represented at the meeting, but with respect to which the broker or nominee is not instructed by the beneficial owner of the shares to vote on the particular proposal, and the broker or nominee does not have discretionary voting power on the proposal.

Required Votes

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. A proxy that has properly withheld authority with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        The affirmative vote of a majority of votes cast is required to approve (a) the ratification of KPMG LLP as the independent registered public accounting firm, as specified in Proposal No. 2, and (b) the 2006 Omnibus Plan, as specified in Proposal No. 3.

        Under the listing requirements of the New York Stock Exchange ("NYSE"), brokers who hold shares of DRS common stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters which the NYSE determines to be "non-routine" without specific instructions from the beneficial owner. These non-voted shares are referred to as "broker non-votes." If your broker holds your DRS common stock in "street name," your broker will vote your shares on a "non-routine" proposal only if you provide instructions on how to vote by filling out the voting instruction form sent to you by your broker with these proxy materials.

        Brokers and other nominees will have discretionary voting authority on Proposal Nos. 1 and 2; thus, broker non-votes will not result from Proposal Nos. 1 or 2. Brokers and other nominees will not have discretionary voting authority on Proposal No. 3; thus, broker non-votes will result from Proposal No. 3.

Voting; Proxies; Revocation

        You may vote by proxy or in person at the meeting. Votes cast by proxy or in person at the meeting will be tabulated and certified by our transfer agent, Mellon Investor Services, which also is acting as Inspector of Election.

        Voting in Person.    If you plan to attend the meeting and wish to vote in person, you will be given a ballot at the meeting. Please note, however, that if your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the meeting, you must bring to the meeting a proxy from the record holder of the shares authorizing you to vote at the meeting.

        Voting by Proxy.    Your vote is very important. Accordingly, please complete, sign, date and return the enclosed proxy card, or, if the option is available to you, grant your proxy electronically over the Internet or by telephone, whether or not you plan to attend the meeting in person. You should vote your proxy even if you plan to attend the meeting. You can always change your vote at the meeting, if necessary. Voting instructions are included on your proxy card. If you properly grant your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

        The method of voting by proxy differs for shares held as a record holder and shares held in "street name." If you hold your shares of DRS common stock as a record holder, you may vote by signing and dating the enclosed proxy card and promptly returning it in the enclosed postage-paid envelope or otherwise mailing it to us, or by submitting a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you hold your shares of DRS common stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet or by telephone. If applicable, please see the voting instructions from your broker, bank or nominee that accompany these proxy materials.

        All properly signed proxies that are received prior to the meeting and that are not revoked will be voted at the meeting according to the instructions indicated on the proxies or, if no direction is indicated, they will be voted "FOR" approval of each of the proposals at the meeting.

        Revocation of Proxy.    You may revoke your proxy at any time before your proxy is voted at the meeting by taking any of the following actions:

  •
  delivering to the Secretary of DRS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  signing and delivering a new proxy, relating to the same shares and bearing a later date;

  •
  submitting another proxy by telephone or on the Internet (your latest telephone or Internet voting instructions will be followed); or

  •
  if you are a holder of record, attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

        If your shares are held in "street name," you may change your vote either by submitting new voting instructions to your broker, bank or other nominee or by attending the meeting and voting in person if you bring an account statement or letter from the nominee indicating you were the beneficial owner of the shares on the record date. You must contact your broker, bank or other nominee to find out how to do so.

        Written notice of revocation and other communications with respect to the revocation of DRS proxies should be addressed to:

DRS Technologies, Inc.
5 Sylvan Way
Parsippany, New Jersey 07054
Attention: Secretary

Proxy Solicitation

        We will pay the costs of this solicitation. Proxies will be solicited principally by mail, but our officers and employees may make some telephone or personal solicitations of stockholders. DRS officers or employees who make or assist in such solicitations will receive no compensation for doing so other than their regular salaries, but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and we will reimburse them for their reasonable expenses incurred in doing so.

Other Business

        The board is not aware of any business to come before the meeting other than the proposals presented in this proxy statement. However, if any other matters should properly come before the meeting, the proxies confer discretionary authority with respect to acting on such other matters, and the persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to those matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        The board currently is composed of ten directors, who are divided into three classes. The members of one of the three classes of directors are elected each year. Directors hold office for three-year terms and until their successors are elected and qualified. At its May 11, 2006 meeting, the board voted to increase the size of the board to eleven members, comprised of three Class I directors, four Class II directors and four Class III directors. Stockholders will elect four Class II directors at the meeting.

        The Class III directors, Messrs. William F. Heitmann, C. Shelton James, Eric J. Rosen and Admiral Stuart F. Platt, will continue to serve until the expiration of their terms at the 2007 annual meeting of stockholders. The Class I directors, Messrs. Mark S. Newman, Donald C. Fraser and Steven S. Honigman, will continue to serve until the expiration of their terms at the 2008 annual meeting of stockholders.

        The following section contains certain information concerning nominees for election at the meeting, as well as the directors whose terms of office will continue after the meeting, including their ages, any positions held with DRS, and their business experience. If any of the nominees listed below are unavailable to stand for election, an event which is not anticipated, the persons named as proxies may vote for a substitute nominee(s) chosen by the board.

Nominees for Election as Class II Directors
(Terms Expire at the 2009 Annual Meeting of Stockholders)

        The board has nominated four candidates for election as Class II directors for three-year terms of office expiring at the 2009 annual meeting of stockholders. All nominees except General Charles G. Boyd are currently serving as directors of DRS. In its discussions of potential board candidates, the Nominating and Corporate Governance Committee was initially made aware of General Boyd as a possible candidate by our Chief Executive Officer. The Chairman of the Nominating and Corporate Governance Committee interviewed General Boyd, following which the Nominating and Corporate Governance Committee reviewed General Boyd's qualifications. The committee reported to the board that General Boyd's depth of experience and breadth of expertise would enable him to make a meaningful contribution to the board's oversight of the business and affairs of the Company. The committee recommended, and the board ratified, the nomination of General Boyd as a Class II director for a three-year term. Unless instructed otherwise, the persons named as proxies intend to vote the shares of common stock that they represent to elect the following persons as Class II directors for three-year terms of office expiring at the 2009 annual meeting of stockholders:

IRA ALBOM
Retired Senior Vice President, Teleflex, Inc.

Mr. Albom, age 77, became a director in February 1997. Mr. Albom was employed from 1977 to 2003 by Teleflex, Inc., a defense and aerospace company, and he was Senior Vice President of Teleflex from 1987 until his retirement in 2003. Mr. Albom has over forty years of operations and management experience in the defense and aerospace industry. At Teleflex, he was actively involved in leading diligence teams and negotiating terms of mergers and acquisitions, as well as negotiating major contracts for Teleflex's Defense/Aerospace Group.

MARK N. KAPLAN
Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP

Mr. Kaplan, age 76, became a director in 1986. Mr. Kaplan was a member of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from 1979 to 1998 and is now of counsel to the firm. Mr. Kaplan also serves as a director of American Biltrite Inc., Autobytel, Inc., Refac Optical Group, Congoleum Corporation and Volt Information Sciences, Inc. He is a member of the Council on Foreign Relations, Inc. He also served as chairman of and is now a member of the New York City Audit Committee. He previously served as co-chairperson of the New York City Board of Education Audit Advisory Committee. Mr. Kaplan is a Trustee of Bard College, New York Academy of Medicine, WNET/Channel 13 and New Alternatives for Children.

GENERAL DENNIS J. REIMER, USA (Ret.)
President, DFI International Government Services

General Reimer, age 67, became a director in 2000. Since September 2005, General Reimer has been President of DFI International Government Services, a provider of defense, homeland security and intelligence consulting services to the U.S. govern- ment. From April 2000 until May 2005, he served as Director of the National Memorial Institute for the Prevention of Terrorism, located in Oklahoma City, Oklahoma. General Reimer served as the 33rd Chief of Staff, U.S. Army, from June 1995 until June 1999. Prior to that, he was Commanding General of United States Army Forces Command, Fort McPherson, Georgia. From August 1999 until March 2000, General Reimer served as Distinguished Fellow of the Association of the U.S. Army. General Reimer also serves as a director of SI-International and Mutual of America.

GENERAL CHARLES G. BOYD, USAF (Ret.)
President and CEO, Business Executives for National Security (BENS)

General Boyd, age 68, is President and CEO of Business Executives for National Security (BENS) and has served in that position since May 2002. Following his retirement from active duty with the United States Air Force in August 1995, General Boyd served as the Director, 21st Century International Legislators Project for the Congressional Institute, Inc. and a Strategy Consultant to Speaker of the House, Newt Gingrich. In July 1998, he was named Executive Director, U.S. Commission on National Security/21st Century (Hart-Rudman Commission). In August 2001, he was named Senior Vice President and Washington Program Director, Council on Foreign Relations, Washington, D.C. Prior to his military retirement, General Boyd was Deputy Commander in Chief, U.S. European Command (USEUCOM), Stuttgart-Vaihingen, Germany. Before assuming his position at USEUCOM, he was Vice Commander of Strategic Air Command's 8th Air Force, Director of Plans at Headquarters, U.S. Air Force, Washington, D.C., and Commander of the Air University, with headquarters at Maxwell Air Force Base, Alabama. General Boyd also serves as a director of Forterra Systems, Inc. and the Nixon Center.

Class III Directors Continuing in Office
(Terms Expire at the 2007 Annual Meeting of Stockholders)

WILLIAM F. HEITMANN
Senior Vice President—Finance, Verizon Communications, Inc.

Mr. Heitmann, age 57, became a director in February 1997. Mr. Heitmann is Senior Vice President—Finance of Verizon Communications, Inc. He has been employed by Verizon Communications, Inc. since its formation in June 2000 through the merger of Bell Atlantic Corp. and GTE Corp. He was employed by Bell Atlantic Corp. and its predecessors since 1971, serving as a Vice President from 1996 and as Treasurer from June 2000 to December 2004. Previously, he was President and Chief Investment Officer of NYNEX Asset Management Company and President of NYNEX Credit Company. Mr. Heitmann serves as Chairman of Verizon Capital Corp. He is a member of the Real Estate Advisory Board of the New York Common Fund, the Pension Fund Managers Advisory Committee of the NYSE and The Financial Executives Institute.

C. SHELTON JAMES
President, C.S. James and Associates

Mr. James, age 66, became a director in February 1999. Mr. James is President of C.S. James and Associates, business advisors, and has served in that position since May 2000. From December 2001 to July 2002, he was CEO of Technisource, Inc., a provider of information technology staffing, outsourced solutions and computer systems. Mr. James was Chairman of the Board of Elcotel, Inc., a public communications company, until February 2000. He was President of Fundamental Management Corporation, an investment management company, from 1993 to 1998. He was also Chairman and CEO of Cyberguard Corp. from August 1998 to March 1999. Mr. James serves as a director of Concurrent Computer Corporation, Inc. and CSPI, Inc.

REAR ADMIRAL STUART F. PLATT, USN (Ret.)
Chairman, Harbor Wing Technologies, Inc.

Admiral Platt, age 72, became a director in 1991. Admiral Platt is Chairman and CEO of Harbor Wing Technologies, Inc., a company with operations in Honolulu, Hawaii and Seattle, Washington that develops autonomous unmanned surface vessels for the U.S. Navy and other government agencies for homeland defense and surveillance missions. He is the former Chairman of The Wornick Company, a producer of combat and humanitarian rations for the Department of Defense, and served in that position from 2000 until the sale of the company in 2004. From May 1994 until 1998, he served as a Vice President of DRS and President of our Data Systems Group. Admiral Platt also served as President of our wholly-owned subsidiary, DRS Precision Echo, Inc. (now known as DRS Data & Imaging Systems, Inc.), from July 1992 to July 1998. From 1998 to 2000, he was President and Chief Executive Officer of Western Marine Electronics Company, a supplier of commercial sonar systems and underwater protection systems. Admiral Platt held various high level positions as a military officer in the Department of the Navy, retiring as Competition Advocate General of the Navy in 1987. He is Chairman of The Historic Battleship Society. Admiral Platt is the author of "The Armament Tide" and "Letters From The Front Lines."

ERIC J. ROSEN
Partner, MSD Capital, LP

Mr. Rosen, age 45, became a director in August 1998. Since March 2005, Mr. Rosen has been a partner of MSD Capital, LP, a private investment firm that exclusively manages the capital of Michael S. Dell and his family. Mr. Rosen has responsibility for the private equity activities of MSD. Prior to his tenure at MSD, Mr. Rosen was a Managing Director of Onex Corporation, where he worked since May 1989. Previously, he worked at Kidder, Peabody & Co. in both the Mergers and Acquisitions and Merchant Banking Groups. Mr. Rosen and Mark S. Newman, the Chairman of the Board, President and Chief Executive Officer of DRS, are first cousins.

Class I Directors Continuing in Office
(Terms Expire at the 2008 Annual Meeting of Stockholders)

MARK S. NEWMAN
Chairman of the Board, President and Chief Executive Officer of DRS

Mr. Newman, age 56, became a director in 1988. Mr. Newman, who has been employed by us since 1973, was named Vice President, Finance, Chief Financial Officer and Treasurer in 1980 and Executive Vice President in 1987. In May 1994, Mr.- Newman became our President and Chief Executive Officer and in August 1995, became Chairman of the Board. Mr. Newman is a director of Congoleum Corporation, Refac Optical Group, Inc. and EFJ, Inc. He is a director of Business Executives for National Security (BENS) and also is a member of the Board of Governors of the Aerospace Industries Association. Mr. Newman and Mr. Rosen, a director of DRS, are first cousins.

THE HONORABLE DR. DONALD C. FRASER
Retired Professor, Boston University

Dr. Fraser, age 65, became a director in 1993. He was the founder and until January 2006, when he retired from the University, was the Director of the Boston University Photonics Center and a Professor of Engineering and Physics at that university. From 1991 to 1993, Dr. Fraser was the Principal Deputy Under Secretary of Defense, Acquisition, with primary responsibility for managing the Department of Defense acquisition process, including setting policy and executing programs. He served as Deputy Director of Operational Test and Evaluation for Command, Control, Communications and Intelligence from 1990 to 1991, a position which included top level management and oversight of the operational test and evaluation of all major Department of Defense communications, command and control, intelligence, electronic warfare, space and information management system programs. From 1981 to 1988, Dr. Fraser was employed as Vice President, Technical Operations at Charles Stark Draper Laboratory and from 1988 to 1990, as its Executive Vice President. Dr. Fraser is a director of Aurora Flight Sciences and the Center for Technology Commercialization.

THE HONORABLE STEVEN S. HONIGMAN
Partner, Fox Horan & Camerini LLP

Mr. Honigman, age 58, became a director in 1998. Mr. Honigman has been a partner of the law firm of Fox Horan & Camerini LLP since January 2006. He was a member of the law firm of Thelen Reid & Priest LLP from 1998 through 2005. Previously, he served as General Counsel to the Department of the Navy for five years. As chief legal officer of the Department of the Navy and the principal legal advisor to the Secretary of the Navy, Mr. Honigman was recognized as a leader in acquisition reform, procurement-related litigation and the accomplishment of national security objectives in the context of environmental compliance. He also exercised Secretariat oversight of the Naval Criminal Investigative Service and served as the Department's Designated Agency Ethics Officer and Contractor Suspension and Debarment Official. For his service, Mr. Honigman received the Department of the Navy Distinguished Public Service Award. Prior to his tenure with the Department of the Navy, he was a partner of the law firm of Miller, Singer, Raives & Brandes. Mr. Honigman was a director of The Wornick Company, a producer of combat and humanitarian rations for the Department of Defense until the sale of the company in 2004. He currently is a member of the board of directors of EWA Information & Infrastructure Technologies, Inc. and the Advisory Board of Harbor Wing Technologies, Inc.
The Board of Directors unanimously recommends that you vote FOR the following proposal:

RESOLVED, that Ira Albom, Mark N. Kaplan, General Dennis J. Reimer and General Charles G. Boyd be, and each of them hereby is, elected as a Class II director, to hold office for a term of three years and until their successors are duly elected and qualified.

BOARD OF DIRECTORS

Corporate Governance

        The board recognizes that good corporate governance is an important means of protecting the interests of our stockholders, employees, customers and the community. We have closely monitored and implemented relevant legislative and regulatory corporate governance reforms, including provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission ("SEC") interpreting and implementing Sarbanes-Oxley, and the corporate governance listing standards of the NYSE.

        Website Access to Corporate Governance Materials.    Our corporate governance information and materials, including our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, board committee charters, Code of Ethics and Code of Business Conduct, are posted on our corporate web site at www.drs.com under the heading "Investor Info/Corporate Governance" and are available in print to stockholders upon request addressed to the Company's Secretary, 5 Sylvan Way, Parsippany, New Jersey 07054. The board regularly reviews corporate governance developments and will modify these materials and practices from time to time as warranted.

        Code of Ethics and Code of Business Conduct.    The board has adopted a Code of Ethics that applies to all of our employees and directors, including our Chief Executive Officer, Chief Financial Officer and Controller. The board has also adopted a Code of Business Conduct that applies to all of our employees, officers and directors. Our Code of Ethics and our Code of Business Conduct have been posted on our corporate web site at www.drs.com under the heading "Investor Info/Corporate Governance." Any amendment to either code or any waiver of either code for executive officers or directors will be disclosed on the Investor Info/Corporate Governance section of our website.

        Board Independence.    The board has determined that all of our directors, other than Mr. Newman, are "independent" under the standards of the NYSE.

Directors' Attendance at Board, Committee and Annual Meetings

        Our board of directors held seven meetings and approved certain matters by unanimous written consent during the fiscal year ended March 31, 2006 ("fiscal year 2006"). Each director attended at least 75% of the meetings of the board and meetings of the committees on which the director served during fiscal year 2006. We encourage directors to attend the Company's annual meeting. All directors attended our 2006 annual meeting.

Executive Sessions of Non-Management Directors

        To promote open discussion among the non-management directors, executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine. The chairperson of the Nominating and Corporate Governance Committee (the "Lead Director") presides at all executive sessions of non-management directors. Interested stockholders may contact the Lead Director by addressing such correspondence to the Lead Director and sending it in care of the General Counsel of DRS at 5 Sylvan Way, Parsippany, New Jersey 07054.

Committees of the Board

        The board has four standing committees: the Audit Committee, the Executive Compensation Committee, the Nominating and Corporate Governance Committee and the

Ethics Committee. During our fiscal year 2006, the Audit Committee met five times, the Executive Compensation Committee met three times, the Nominating and Corporate Governance Committee met four times and the Ethics Committee met two times.

        Audit Committee.    The Audit Committee consists of Messrs. Fraser, Heitmann and James, with Mr. Heitmann serving as Chairman. All of the members of the Audit Committee are "independent" and satisfy the NYSE requirements for audit committee members, as well as the additional independence requirements of Rule 10A-3 under the Securities Exchange Act. As a result, no member has any relationship with the Company that may interfere with the exercise of his independence from the Company and the Company's management. The board has determined that each member of the Audit Committee has the ability to read and understand fundamental financial statements. The board has determined that each of Messrs. Heitmann and James qualify as an "Audit Committee Financial Expert," as defined by the rules of the SEC.

        The Audit Committee oversees and reports to the board concerning our general policies and practices with respect to accounting, financial reporting and internal control, as well as such policies and practices of our subsidiaries. It also appoints our independent auditors and maintains a direct exchange of information between the board and the independent auditors. The Audit Committee operates under a written charter that was amended by the board on May 13, 2004, a copy of which is available on our corporate website at www.drs.com or in print to stockholders upon request. The report of the Audit Committee is set forth below.

        Executive Compensation Committee.    The Executive Compensation Committee consists of Admiral Platt, General Reimer and Messrs. Albom, Honigman and Kaplan, with Mr. Kaplan serving as Chairman. The Executive Compensation Committee establishes policies and programs that govern the compensation of our Chief Executive Officer and other executive officers and administers our employee benefit plans, including stock-based plans. The Executive Compensation Committee operates under a written charter that was adopted by the board on May 14, 2003, a copy of which is available on our corporate website at www.drs.com or in print to stockholders upon request. The report of the Executive Compensation Committee is set forth below.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the "Nominating/Governance Committee") consists of Messrs. Kaplan and Albom and General Reimer, with Mr. Kaplan serving as Chairman. Each member of the Nominating/Governance Committee is an independent director under the NYSE listing standards. The functions of the Nominating/Governance Committee include the following:

  •
  identifying and recommending to the board individuals qualified to serve as members of the board;

  •
  recommending to the board directors to serve on committees of the board;

  •
  advising the board with respect to matters of board composition and procedures; and

  •
  developing and recommending to the board a set of corporate governance guidelines.

        The Nominating/Governance Committee operates under a written charter that was adopted by the board on May 14, 2003, a copy of which is available on our corporate website at www.drs.com or in print to stockholders upon request.

        The Nominating/Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating/Governance Committee will take into consideration the needs of the board and the qualifications of the candidate. The committee also may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating/Governance Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named in the proxy statement, if selected by the Nominating/Governance Committee and nominated by the board, and to serve as a director if elected.

        The stockholder recommendation and information described above must be sent to the Company's Secretary at 5 Sylvan Way, Parsippany, New Jersey 07054 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

        The Nominating/Governance Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

        The Nominating/Governance Committee identifies potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the board—for example, retirement as a CEO or CFO of a public company or exiting government or military service—especially business and civic leaders in the communities in which the Company's facilities are located. The committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the committee also will consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating/Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conduct one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons who may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

        The Nominating/Governance Committee approved and recommended to the board the nominations of Ira Albom, Mark N. Kaplan and General Dennis J. Reimer to stand for re-election, and the nomination of General Charles G. Boyd for election, at the meeting based on the criteria set forth above.

        Ethics Committee.    The Ethics Committee consists of Messrs. Newman and Honigman, General Reimer and Ms. Dunn, Executive Vice President, General Counsel and Secretary of DRS (ex officio), with Mr. Honigman serving as Chairman. The Ethics Committee provides oversight with respect to issues involving compliance with law and our ethics program. The Ethics Committee operates under a written charter that was adopted by the board on May 14, 2003, a copy of which is available on our corporate website at www.drs.com or in print to stockholders upon request.

Stockholder Communications with Directors

        The board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the board (including, without limitation, the Lead Director or the non-management directors as a group), any board committee or any chair of any such committee by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent in care of the General Counsel at 5 Sylvan Way, Parsippany, New Jersey 07054. All communications received as set forth above will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2006, no executive officer of DRS served as a director or as a member of the compensation committee of another company that had an executive officer who served as a member of the Executive Compensation Committee or as a director of DRS.

Compensation of Directors

        Directors who are our employees or employees of our subsidiaries do not receive directors' fees. On May 12, 2005, the board, upon advice from the outside compensation consultant retained by the Executive Compensation Committee, approved the Executive Compensation Committee's recommendation to modify the compensation structure pursuant to which non-employee directors of the board are compensated.

        Retainer; Board Meeting Fees.    Until August 4, 2005, each non-employee director received as compensation for his services a fee of $8,750 per quarter, plus a fee of $2,500 for each meeting of the board attended. Effective August 4, 2005, each non-employee director receives an annual retainer of $45,000, and a fee of $2,500 for each board meeting attended. Non-employee directors do not receive any fees for a meeting attended by telephone.

        Chairperson and Committee Fees.    Until August 4, 2005, the chair of the Audit Committee received an additional fee of $1,250 per quarter and the chair of the Executive Compensation Committee received an additional fee of $625 per quarter. Directors who also served on committees of the board received an additional $1,250 ($2,000 for the committee chairpersons) for services rendered in connection with each committee meeting attended.

        Effective August 4, 2005, each member of the Audit Committee and Executive Compensation Committee receives an annual retainer of $10,000 and $5,000, respectively. An additional $10,000 annual retainer is payable to the Chairperson of the Audit Committee and an additional $5,000 annual retainer is payable to the Chairperson of the Executive Compensation Committee. Each non-employee member of the Nominating and Corporate Governance Committee and each non-employee member of the Ethics Committee receives an annual retainer of $2,500.

        On February 7, 1996, the then-existing stock option committee of the board adopted, and the board ratified, resolutions which instituted an arrangement under our 1991 Stock Option Plan by which each non-employee director would be (a) immediately granted a non-qualified stock option to purchase 5,000 shares of common stock, and (b) on the date of each annual meeting, commencing with the annual meeting following the annual meeting at which these resolutions were approved, granted a non-qualified stock option to purchase 2,500 shares of common stock. Our stockholders approved these resolutions on August 7, 1996. Under our 1996 Omnibus Plan, which terminated in accordance with its terms on June 17, 2006, non-employee directors were eligible to receive grants of options to purchase 2,500 shares of common stock on the dates described above. However, provisions in each of the resolutions and the 1996 Omnibus Plan stated that a non-employee director could not be granted options to purchase more than 2,500 shares of common stock under the 1996 Omnibus Plan or any other stock option plan during any tax year of DRS, thus avoiding any potential for overlap. The purchase price for options granted to directors under the 1996 Omnibus Plan was the fair market value on the date of grant, which is defined as the closing price per share on the NYSE on the last preceding date on which shares were traded on the NYSE.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Overview

        The Executive Compensation Committee establishes, administers and reviews DRS's senior management compensation program and policies and recommends the form and amount of compensation to be paid to executive officers. Each member of the Executive Compensation Committee is an independent director, as determined by our board of directors, based on the New York Stock Exchange listing rules. The committee's charter is published in the Investor Info/Corporate Governance section of the DRS web site at www.drs.com.

        DRS's senior executive compensation program is intended to attract, retain and motivate key executives critical to the success of our business. The goal of the committee is to develop compensation policies and practices that will attract top-level executive talent, encourage key employees to remain with DRS, reward superior past performance and create incentives for future exemplary performance that will create long-term stockholder value. This is accomplished by providing for compensation opportunities that are comparable to those offered by similar companies, rewarding long-term strategic management and the enhancement of stockholder value and creating a performance-oriented environment.

        The Executive Compensation Committee consulted with Mercer Human Resource Consulting ("Mercer"), an independent compensation consulting firm, to assist in the design, assessment and implementation of the compensation program. The committee regularly reviewed the compensation program with Mercer to determine that our program continues to accomplish our objectives.

        With Mercer's guidance, the committee reviewed changes in DRS's and its business units' overall financial results over time, comparing the results with goals identified for both financial and non-financial factors, and also reviewed similar data for comparable companies to the extent available. The peer group includes companies in our industry and other companies that compete with DRS for business and/or executive talent. The companies included in the peer group periodically are reviewed to determine that they continue to be appropriate. If necessary, the group is revised to reflect mergers, acquisitions, strategic changes or other relevant factors. The committee also reviewed each executive officer's leadership, operational performance, potential to enhance long-term stockholder value and commitment to fostering a culture of the highest integrity and compliance with applicable law, and compared each executive's performance with the financial, operational and strategic goals established for the executive at the beginning of the year.

Elements of Executive Compensation

        Compensation packages consist of salary, bonus, certain benefits and equity-based compensation.

        Base Salary.    We believe that we offer competitive base salaries that reflect individual competencies, skills, experience, performance and level of responsibility and that are competitive with compensation paid by companies in our industry of comparable size and complexity and located in similar geographic areas. We set base salaries at a level designed to attract and retain superior leaders.

        Annual Incentive Awards.    A major goal of the committee is to reward performance; bonuses encourage performance relative to our current plans and objectives. Thus, annual bonuses, when given, are linked to the financial performance of DRS and its subsidiaries as a whole, individual job performance, accomplishment of the individual's specified goals and contributions to operational performance. We also consider the individual's adherence to high ethical standards as set forth in our Code of Ethics and Code of Business Conduct, which includes dealing with DRS's stakeholders, such as our customers and vendors.

        Long-Term Incentive Awards.    Long-term incentives, in the form of stock option grants and grants of restricted stock or restricted stock units, also focus on performance and link executive rewards with growth in stockholder value over time.

        DRS's 1996 Omnibus Plan, which has been approved by our stockholders and terminates in accordance with its terms on June 17, 2006, after the end of our 2006 fiscal year, is designed to give the committee the flexibility to make annual incentive awards that are comparable to those found in the marketplace in which DRS competes for executive talent. Stock options link compensation to the future return of DRS's stock on an absolute basis. Such awards are integral components of our compensation packages and are intended to provide executive officers with strong incentive to increase DRS's value. Options awarded on July 6, 2005 have an exercise price equal to the closing market price of our common stock on the day of grant and vested on March 31, 2006; provided, however, that with respect to any options awarded on July 6, 2005 and exercised prior to March 31, 2008, the grantee is required to hold the shares acquired upon such exercise or partial exercise (net of any shares sold or withheld to pay the exercise price and any applicable statutory minimum federal, state and local tax requirements) for one year following the date of exercise.

2006 Chief Executive Officer's Compensation

        Mr. Newman's compensation was based on the policies described above. The committee considered the compensation paid to chief executive officers and other members of senior management of comparable companies, as well as Mr. Newman's strategic, financial and leadership skills, and considered the advice of Mercer. Mr. Newman's base salary for fiscal year 2006 was $811,200, representing a 4% increase over his salary for fiscal 2005. Mr. Newman's bonus award for fiscal year 2006 was computed on the basis of a formula that applied a weighted performance factor to a target award established for his salary level. The weighted performance factor was derived as a result of Mr. Newman's achievement of certain individual performance objectives. The committee also considered that the Company reached or exceeded the maximum levels of performance targets including, but not limited to, the achievement of a certain level of revenues, operating income, bookings and free cash flow for fiscal year 2006. In determining Mr. Newman's stock option and restricted stock grant the committee considered competitive market data for chief executive officers in similar-sized companies in the defense industry.

2006 Compensation for Other Executive Officers

        Base salary and bonus awards for the other executive officers were determined by the committee on a basis similar to that used for Mr. Newman, using specific target awards that had been established for each individual's salary level, and considering Mr. Newman's assessment of each officer's accomplishments and performance. In making its determination of salary increases and regular bonus awards for the other executives, the committee also considered the advice of Mercer.

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of certain compensation paid to the Chief Executive Officer and the four most highly compensated executive officers (the "covered employees") in excess of the statutory minimum of $1 million per covered employee. In order for a director to be considered an outside director under Section 162(m), the director may not be employed by any entity that is paid more than $60,000 for professional, including legal, services by the public company during the public company's preceding taxable year. Compensation which is "performance based" is not subject to this statutory minimum on deductibility. The committee's general policy is, where feasible, to structure the compensation paid to the covered employees so as to allow it to be deductible under Section 162(m) of the Code; however, the committee retains the flexibility, where necessary to meet competitive market pressures and promote incentive and retention goals, to pay compensation which may not be so deductible. For fiscal year 2006, all of the compensation paid to the covered employees was deductible under Section 162(m). Because Mr. Kaplan is not an outside director pursuant to Section 162(m), he recuses himself from determinations of short- and long-term incentive awards to the covered employees.

        The Executive Compensation Committee:

  Mark N. Kaplan, Chairman
  Ira Albom
  Steven S. Honigman
  Stuart F. Platt
  Dennis J. Reimer

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the board in oversight of DRS's accounting, auditing and financial reporting practices. The committee's function is more fully described in its written charter, which was adopted by the board of directors on May 17, 2002 and amended and restated by the board on May 13, 2004 to be consistent with the provisions of the Sarbanes-Oxley Act of 2002, as well as the corporate governance rules issued by the Securities and Exchange Commission and the New York Stock Exchange, as they relate to audit committee requirements.

        The Audit Committee consists of three members, each of whom is independent based on the New York Stock Exchange listing rules. Each member of the committee also satisfies the SEC's additional requirements for members of audit committees. In addition, our board of directors has determined that William F. Heitmann and C. Shelton James are "audit committee financial experts," as defined by the SEC rules.

        Management is responsible for DRS's financial reporting process and for maintaining a system of internal control over financial reporting and disclosure controls and procedures. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") of DRS's annual consolidated financial statements, for issuing a report thereon and for auditing management's assessment of the effectiveness, and the effectiveness, of DRS's internal control over financial reporting and for expressing an opinion thereon.

        In performing its oversight function, the committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2006 ("fiscal year 2006") with management and KPMG. In addition, the committee reviewed and discussed with management and the internal auditors the quality and adequacy of DRS's internal control, the overall quality of DRS's financial reporting, the results of the internal audit examinations and management's report on internal control over financial reporting. The committee also discussed with KPMG all matters required by the standards of the PCAOB, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of KPMG's examination of the consolidated financial statements and management's assessment of the effectiveness and the effectiveness of DRS's internal control over financial reporting.

        The Audit Committee obtained from KPMG the written disclosures and a formal written statement describing all relationships between them and DRS that might bear on the firm's independence consistent with the requirements of Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee discussed with KPMG any relationships that may have an impact on their objectivity and independence and considered the compatibility of permissible non-audit services with their independence, and satisfied itself as to the firm's independence. Throughout the year, the committee pre-approved all professional services provided to DRS by KPMG.

        Based on the above-mentioned review and discussions with management, the internal auditors and KPMG as described in this report, and subject to the limitation on the role and responsibilities of the Audit Committee, the committee recommended to the board of directors that the management report on internal control over financial reporting and the audited consolidated financial statements be included in DRS's Annual Report on Form 10-K for fiscal year 2006 to be filed with the Securities and Exchange Commission. The committee selected, and the board of directors has ratified, subject to stockholder ratification, KPMG as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2007.

        The Audit Committee:

  William F. Heitmann, Chairman
  Donald C. Fraser
  C. Shelton James

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

        KPMG LLP audited our annual consolidated financial statements for fiscal year 2006 and management's assessment, and the effectiveness, of our internal control over financial reporting as of March 31, 2006. In addition, KPMG reviews our interim consolidated financial statements. If a majority of votes cast at the meeting is not voted for ratification of this selection of auditors, the Audit Committee will reconsider its appointment of KPMG as our independent registered public accounting firm (the "independent auditors") for the year ending March 31, 2007.

        We have been advised by KPMG that KPMG are independent accountants with respect to DRS within the meaning of the Securities Acts administered by the SEC and the requirements of the PCAOB.

Disclosure of Auditor Fees

        The chart below sets forth the total amount billed to us by KPMG for services performed for fiscal years 2006 and 2005, and breaks down these amounts by the category of service:

Fiscal Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2006	$6,462,000	$55,000	$246,000	$0
2005	$6,423,000	$33,000	$579,000	$0

        Audit Fees.    Audit fees are fees we paid KPMG for professional services for the audit of our internal control over financial reporting and the audit of our consolidated financial statements included in Form 10-K, review of the unaudited consolidated financial statements included in Forms 10-Q, and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements, including issuance of comfort letters and consents.

        Audit Related Fees.    Audit related fees are fees billed by KPMG for assurance and related services that traditionally are performed by the independent auditors, principally audits of employee benefit plans.

        Tax Fees.    Tax fees are fees we paid KPMG related to tax compliance and general tax consulting, tax reviews of our stock offering and acquisitions, individual expatriate tax assistance and IRS examination assistance.

        All Other Fees.    KPMG provided to us a subscription to its online accounting research tool at no cost to us in fiscal year 2006. We did not engage KPMG to provide any services other than as set forth above during fiscal years 2006 and 2005.

        The Audit Committee has considered all services provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

        The Audit Committee is responsible for appointing the Company's independent auditors and approving the terms of the independent auditors' services. The committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent auditors. This policy describes the permitted audit, audit related, tax and other services (collectively, the "Disclosure Categories") that the independent auditors may perform. The policy requires that for each fiscal year, a description of the services (the "Service

List") anticipated to be performed by the independent auditors in each of the Disclosure Categories in the ensuing fiscal year be presented by the Company's Chief Financial Officer (the "CFO") to the Audit Committee for approval.

        Any requests for audit, audit-related, tax and other services not covered by the Service List must be submitted to the Audit Committee by the CFO for specific pre-approval, irrespective of the amount, and work cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman updates the full Audit Committee at the next regularly scheduled meeting for any interim approvals granted and such approvals are ratified by the full committee.

        On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date, as compared with the original Service List and the forecast of remaining services and fees for the fiscal year.

        All services performed by KPMG for fiscal years 2006 and 2005 were pre-approved by the Audit Committee in accordance with its policy. Services anticipated to be performed by KPMG for fiscal year 2007 also have been approved in accordance with the policies and procedures of the Audit Committee.

        KPMG will have a representative at the meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions from stockholders.

        The Board of Directors unanimously recommends
that you vote FOR the following proposal:

    RESOLVED, that the appointment of KPMG LLP as DRS's independent registered public accounting firm for the fiscal year ending March 31, 2007 be, and it hereby is, ratified.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the annual and long-term compensation for services to DRS for the fiscal years ended March 31, 2006, 2005 and 2004 (if such individuals were executive officers during such years), of those persons who were, at March 31, 2006, (i) the Chief Executive Officer, and (ii) the four most highly compensated executive officers other than the Chief Executive Officer (collectively, the "Named Officers").

Summary Compensation Table

	Annual Compensation(a)			Long Term Compensation
	Fiscal Year	Salary($)	Bonus($)	Restricted Stock Awarded ($)(b)	Securities Underlying Options(#)		All Other Compensation ($)(c)(d)(e)
Mark S. Newman	2006	811,200	1,362,800	652,990	55,000	(f)	52,233
Chairman of the Board, President &	2005	780,000	1,133,500	—	96,000	(f)	48,347
Chief Executive Officer	2004	728,750	1,224,200	741,780	123,000	(f)	44,972
Robert F. Mehmel(g)	2006	384,800	507,900	251,150	21,500	(f)	21,809
Executive Vice President,	2005	370,000	398,000	—	20,000	(f)	19,934
Chief Operating Officer	2004	357,100	406,200	134,091	22,200	(f)	18,036
Michael L. Bowman(h)	2006	270,400	279,600	125,575	12,500	(f)	17,825
Executive Vice President,	2005	—	—	—	—		—
Washington Operations	2004	—	—	—	—		—
Nina Laserson Dunn	2006	357,760	432,900	125,575	12,500	(f)	26,627
Executive Vice President,	2005	341,000	331,100	—	17,400	(f)	24,415
General Counsel & Secretary	2004	333,800	367,200	134,091	22,200	(f)	22,478
Richard A. Schneider	2006	340,200	449,100	125,575	12,500	(f)	23,746
Executive Vice President,	2005	324,000	348,600	—	17,400	(f)	21,746
Chief Financial Officer	2004	294,415	300,400	134,091	22,200	(f)	19,076

(a)
The dollar value of perquisites and other personal benefits provided for the benefit of the Named Officers during the fiscal years ended March 31, 2006, 2005 and 2004, respectively, did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Officers in those periods. There were no other amounts of compensation required to be reported as "Other Annual Compensation" by Item 402 of Regulation S-K of the Securities Exchange Act of 1934, as amended, earned by the Named Officers.

(b)
The chart above reflects the dollar value of awards of restricted stock during the respective years, calculated by multiplying the closing price per share of our common stock on the date of grant by the number of shares awarded. The chart that follows reflects the number of restricted shares held by the Named Officers, and the aggregate value of such restricted shares as of March 31, 2006 (based upon a closing price of $54.87 per share for our common stock on that date). Restricted shares granted on January 22, 2004 vest on January 21, 2007; restricted shares granted on July 6, 2005 vest on July 6, 2008. We pay dividends on restricted shares on a current basis.

Restricted Stock Holdings and Fiscal Year-End Values

	Shares of Restricted Stock	Value of Restricted Stock
Mark S. Newman	39,000	$2,139,930
Robert F. Mehmel	9,700	$532,239
Michael L. Bowman	4,900	$268,863
Nina Laserson Dunn	7,200	$395,064
Richard A. Schneider	7,200	$395,064

(c)
Includes the amounts of employer contributions to our Retirement/Savings Plan (see "Retirement/Savings Plan" below). The amounts of such contributions to our Retirement/Savings Plan in the fiscal years ended March 31, 2006, 2005 and 2004, respectively, in the accounts of the Named Officers, were as follows: Mr. Newman, $12,825, $10,950 and $9,350; Mr. Mehmel, $12,825, $10,950 and $9,350; Mr. Bowman, $12,825, $0 and $0; Ms. Dunn, $12,825, $10,950 and $9,350; and Mr. Schneider, $12,825, $10,950 and $9,350.

(d)
Includes the fixed annual amounts, computed on a fiscal year basis, provided by DRS for the benefit of the Named Officers, to reimburse them for the amounts of medical and hospital expenses they actually incurred, which are not covered or paid to them under our group medical and hospitalization plans during the fiscal years ended March 31, 2006, 2005 and 2004, respectively, as follows: Mr. Newman, $10,000, $10,000 and $10,000; Mr. Mehmel, $7,500, $7,500 and $7,500; Mr. Bowman, $5,000, $0 and $0; Ms. Dunn, $7,500, $7,500 and $7,500; and Mr. Schneider, $7,500, $7,500 and $7,500. See "Medical Reimbursement Plan" below.

(e)
We pay the cost of policies of life insurance and long-term disability insurance, in excess of the amounts furnished under the group coverage provided to all employees, for the benefit of certain of the Named Officers. In addition, we pay premiums on policies maintained in connection with our Supplemental Executive Retirement Plan (see "Supplemental Executive Retirement Plan" below). Under certain of the life insurance policies, DRS is a beneficiary to the extent of the premiums paid. The economic benefit to the Named Officers for such insurance policies during the fiscal years ended March 31, 2006, 2005 and 2004, respectively, was as follows: Mr. Newman, $29,408, $27,397 and $25,622; Mr. Mehmel, $1,484, $1,484 and $1,186; Mr. Bowman, $0, $0 and $0; Ms. Dunn, $6,302, $5,965 and $5,628; and Mr. Schneider, $3,421, $3,296 and $2,226.

(f)
Represents non-qualified stock options to purchase shares of common stock under our 1996 Omnibus Plan. Those options, granted in fiscal year 2005 and fiscal year 2004, with grant dates of November 4, 2004 and January 22, 2004, respectively, have a term of 10 years and become exercisable on the first four anniversaries of the dates of grant at 25% per year. Options granted in fiscal year 2006, with a grant date of July 6, 2005 have a term of 10 years and became fully exercisable on March 31, 2006; provided, however, that recipients who exercise such options prior to March 31, 2008 are required to hold the shares acquired upon exercise (net of any shares sold or withheld to pay the exercise price and any applicable statutory minimum federal, state and local tax requirements) for a period of one year following the date of exercise.

(g)
Mr. Mehmel was appointed Chief Operating Officer on May 11, 2006.

(h)
Mr. Bowman became an executive officer during fiscal year 2006; as such, prior year amounts are not reflected in the chart above.

Employment, Severance and Change in Control Agreements

Mr. Newman

        Effective as of January 1, 2005, we entered into an amended and restated employment agreement with Mr. Newman (the "Newman Employment Agreement") that provides for his employment as Chairman of the Board, President and Chief Executive Officer of DRS through December 2007, with automatic one-year extensions commencing on January 1, 2006, unless either DRS or Mr. Newman gives the other at least 90 days' notice that the term will not be extended. In addition to providing for base salary and employee benefits, including an automobile and reimbursement of all business-related automobile expenses, the Newman Employment Agreement provides for a target annual bonus equal to 84% of Mr. Newman's salary, reimbursement of certain tax and financial consulting expenses up to a maximum of $20,000 per year, and reimbursement of Mr. Newman's expenses, including reasonable legal fees up to a maximum of $20,000 incurred in connection with the negotiation of the Newman Employment Agreement and reasonable legal fees incurred in connection with any non-frivolous dispute arising under the agreement.

        If Mr. Newman's employment is terminated by us without cause or by Mr. Newman for good reason (each, as defined in the Newman Employment Agreement), he would be entitled to receive (a) a severance payment equal to the greater of (x) two or (y) the fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 12, times the sum of (i) his current annual base salary plus (ii) the bonus earned by him during the fiscal year preceding the year of termination, (b) a prorated portion of his incentive bonus based on his prior year's incentive bonus, (c) continued coverage in our welfare benefit plans and perquisite plans (including use of a company-supplied automobile) for the greater of (x) two or (y) the fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 12, years and (d) outplacement. If Mr. Newman's employment is terminated by us without cause or by Mr. Newman for good reason after a change in control (each, as defined in the Newman Employment Agreement), he is entitled to receive (a) a payment equal to three times the sum of (i) his current annual base salary plus (ii) the bonus earned by him during the fiscal year preceding the year of termination, (b) a prorated portion of his incentive bonus based on his prior year's incentive bonus, (c) continued coverage in our health benefit plans for three years, and (d) outplacement services. In addition, all awards granted to Mr. Newman under the 1996 Omnibus Plan will vest in full and options will remain exercisable for one year following termination.

        If any payments or benefits received by Mr. Newman would be subject to the "golden parachute" excise tax under the Internal Revenue Code of 1986 (the "Code"), we would be required to pay him such additional amounts as may be necessary to place him in the same after-tax position as if the payments had not been subject to the excise tax. The Newman Employment Agreement also contains provisions that restrict Mr. Newman's ability to engage in any business that is competitive with the Company's business for a period of one year following his retirement or termination by us for cause or by Mr. Newman without good reason.

Other Named Officers

        We have entered into employment agreements with each of Ms. Dunn, Mr. Schneider and Mr. Mehmel, each of which agreements was amended as of August 18, 2004 and, as to Mr. Schneider, which was further amended as of June 8, 2006 (such agreements, as amended, the "Employment Agreements").

        Each of the Employment Agreements has a term: Ms. Dunn's, for three years, Mr. Schneider's and Mr. Mehmel's, for two years. In each case the term of the Employment Agreement is extended automatically for one additional year beginning on the first anniversary of the effective date of each Employment Agreement unless at least 90 days' notice for non-extension is given by either us or the executive. Each of the Employment Agreements provides for the executive's participation in our employee benefit and incentive plans and for the reimbursement of the executive's expenses, including reasonable legal fees, incurred in connection with any non-frivolous dispute arising under the executive's Employment Agreement.

        Under each of the Employment Agreements, if the executive is terminated by us without cause or by the executive for good reason (each, as defined in the Employment Agreements), the executive is entitled to severance benefits, including continuation of salary for 12 months (in the case of Ms. Dunn's agreement, salary continuation is for the remaining term of the agreement but no less than 24 months), continuation of employee benefits for such period, plus payment of a pro-rata portion of the bonus that would have been payable for the year of termination. If the executive's employment is terminated under the same circumstances within two years following a change in control (as defined in the Employment Agreements), the executive is entitled to a lump sum cash severance payment equal to three times the sum of (i) the executive's then-current salary plus (ii) the bonus earned by the executive for the preceding fiscal year and continued employee benefits for three years following termination of employment. Under each of the Employment Agreements, if any payments or benefits received by the executive would be subject to the "golden parachute" excise tax under the Code, we would be required to pay the executive such additional amounts as may be necessary to place the executive in the same after-tax position as if the payments had not been subject to the excise tax. Each of the Employment Agreements provides that in the event the executive's employment is terminated by us for cause or by the executive without good reason, for one year following such termination of employment the executive is not permitted to compete with DRS or to solicit, without our permission, the employment of any of our employees. In addition, all awards granted to the executive under the 1996 Omnibus Plan will vest in full and options will remain exercisable for one year following termination.

        Also see "Supplemental Executive Retirement Plan" below for descriptions of the Named Officers' respective benefits under the Company's Supplemental Executive Retirement Plan.

Retirement/Savings Plan

        The Summary Compensation Table includes amounts deferred by the Named Officers, pursuant to our Retirement/Savings Plan under Section 401(k) of the Code. The value of a participant's contributions to the Retirement/Savings Plan is fully vested at all times; the value of employer contributions becomes 100% vested after completion of three years of service.

Medical Reimbursement Plan

        At the beginning of each calendar year, we accrue fixed annual amounts for the benefit of certain officers to be paid as needed to reimburse such officers for the amounts of medical and hospital expenses actually incurred by them which are not covered under our group medical and hospitalization plans. The amount accrued for the benefit of each Named Officer is included in the officer's compensation for tax purposes, regardless of whether such accrued amount is actually paid to him or her. The excess of the amount accrued over the amounts paid is used to offset the administrative expenses payable by DRS to the medical insurance carrier.

Supplemental Executive Retirement Plan

        On February 1, 1996, we established a Supplemental Executive Retirement Plan (the "SERP") for the benefit of certain key executives, which include the Named Officers. Pursuant to the SERP, we will provide retirement benefits to each of these key executives, based on years of service and final average annual compensation, in accordance with the benefit class to which such executive is assigned by the Executive Compensation Committee, as defined in the SERP.

        On May 11, 2005, the board approved an amendment and restatement of the SERP. As amended and restated, participants may receive monthly benefits under the SERP on (a) the date the participant attains the age of 65 or, if later, the date the participant is first credited with 10 or more years of service (the "normal retirement date") or (b) on the first day of a month following a participant's retirement where the retirement occurs after the normal retirement date (the "deferred retirement date").

        Participants under the SERP are divided into two categories. With respect to Class A participants, monthly benefits are calculated by multiplying their final average annual compensation by a percentage equal to the sum of 3% for each of the first 10 years of service plus 1.5% for each of the next 20 years of service and then dividing by 12. The monthly benefits for Class B participants are calculated by multiplying their final average annual compensation by a percentage equal to the sum of 2% for each of the first 10 years of service plus 1.5% for each of the next 20 years of service and then dividing by 12. The maximum percentage by which the final average annual compensation may be multiplied is 60% with respect to Class A participants and 50% with respect to Class B participants.

        Participants also may receive monthly benefits under the SERP if they retire prior to the normal retirement date, but after attaining age 55 with 10 or more years of service ("early retirement"). If a participant chooses early retirement, we will pay the participant a retirement benefit equal to his or her normal retirement benefit (as discussed above) reduced by a percentage equal to the product of 2% times the number of years elapsing between the date of his or her early retirement date and the date of his or her 62nd birthday.

        A participant's monthly benefit will be reduced by any amounts available to the participant as a monthly retirement benefit from our Retirement/Savings Plan attributable to contributions made by us, by any Old-age Insurance Benefits (as defined under Section 402 of the Social Security Act) payable to the participant, and by any pension benefits payable to the participant under the DRS Flight Safety and Communications Employee Pension Plan.

        The SERP also was amended and restated to ensure that it will comply with the recently enacted Section 409A of the Code, which regulates deferred compensation plans. Amounts under the SERP which were deferred before January 1, 2005 (as determined by Section 409A of the Code and any rules or regulations promulgated thereunder) (the "grandfathered amount") will be subject to the terms and conditions of the SERP as in effect on December 31, 2004. In addition, upon a change in control (as defined in the SERP), a participant becomes fully vested in his normal retirement benefit.

        Upon being named a participant, an employee is eligible to designate a beneficiary for a death benefit under the SERP. The death benefit, with respect to a participant who was a participant prior to April 1, 2004, will be a lump sum amount equal to five times the final average annual compensation of the participant. The death benefit for a participant who became a participant on or after April 1, 2004 will be equal to the present value of the participant's accrued benefit under the SERP as of his or her death.

        The following table sets forth the estimated annual benefits payable upon retirement to the Named Officers.

PENSION PLAN TABLE(a)

		Years of Service(d)
Final Average Compensation(b)	Benefit Class(c)
		10	15	20	25	30
$ 250,000	A	$75,000	$93,750	$112,500	$131,250	$150,000
	B	50,000	68,750	87,500	106,250	125,000
500,000	A	150,000	187,500	225,000	262,500	300,000
	B	100,000	137,500	175,000	212,500	250,000
750,000	A	225,000	281,250	337,500	393,750	450,000
	B	150,000	206,250	262,500	318,750	375,000
1,000,000	A	300,000	375,000	450,000	525,000	600,000
	B	200,000	275,000	350,000	425,000	500,000
1,250,000	A	375,000	468,750	562,500	656,250	750,000
	B	250,000	343,750	437,500	531,250	625,000
1,500,000	A	450,000	562,500	675,000	787,500	900,000
	B	300,000	412,500	525,000	637,500	750,000
1,750,000	A	525,000	656,250	787,500	918,750	1,050,000
	B	350,000	481,250	612,500	743,750	875,000
2,000,000	A	600,000	750,000	900,000	1,050,000	1,200,000
	B	400,000	550,000	700,000	850,000	1,000,000

(a)
This table sets forth the annual benefit that would be payable to the Named Officer for life at normal retirement age (65). These amounts are subject to offset by income resulting from amounts contributed by DRS to the Retirement/Savings Plan (See "Retirement/Savings Plan" above) and social security benefits.

(b)
Defined as one-third of the employee's total covered compensation earned in the 36 consecutive month period in which such covered compensation is highest during the last 60 months of employment. Covered compensation under the SERP is the amount described as "Salary" in the Summary Compensation Table on page 15 for all participants other than the Chief Executive Officer, as to whom covered compensation under the SERP is the sum of the amounts described as "Salary" and "Bonus" in the Summary Compensation Table on page 21.

(c)
Mr. Newman receives benefits set forth for Benefit Class A. Messrs. Mehmel, Bowman and Schneider and Ms. Dunn receive benefits set forth for Benefit Class B.

(d)
As of May 31, 2006, the Named Officers have been credited with the following years of service: Mr. Newman, 30 years; Mr. Mehmel, 5 years; Mr. Bowman, 6 years; Ms. Dunn, 14 years; and Mr. Schneider, 18 years.

Stock Options

        The following table contains information concerning the grant of stock options to the Named Officers during DRS's last fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Appreciation of Option Term
Name	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal 2006	Exercise Price($/sh)	Expiration Date	5%(a)	10%(a)
Mark S. Newman	55,000	25.64%	$50.23	07/05/15	$1,737,416	$4,402,953
Robert F. Mehmel	21,500	10.02%	$50.23	07/05/15	$679,172	$1,721,154
Michael L. Bowman	12,500	5.83%	$50.23	07/05/15	$394,867	$1,000,671
Nina Laserson Dunn	12,500	5.83%	$50.23	07/05/15	$394,867	$1,000,671
Richard A. Schneider	12,500	5.83%	$50.23	07/05/15	$394,867	$1,000,671

(a)
The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the SEC and are not intended to forecast future appreciation of our stock price.

(b)
The options were granted on July 6, 2005 for shares of common stock under the 1996 Omnibus Plan at an exercise price equal to the closing price per share on the date of grant. The options have a 10-year term and became fully vested on March 31, 2006. Recipients are required to hold any shares acquired upon exercise of such options prior to March 31, 2008 (net of any shares sold or withheld to pay the exercise price and any applicable statutory minimum federal, state and local tax requirements) for a period of one year following the date of exercise.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        Shown below is information with respect to the aggregate stock options exercised by the Named Officers during fiscal year 2006, as well as the unexercised options to purchase DRS common stock granted through March 31, 2006 under our 1991 Stock Option Plan and the 1996 Omnibus Plan to the Named Officers and held by them at that date.

			Number of Securities Underlying Unexercised Options at March 31, 2006		Value of Unexercised In the Money Options at March 31, 2006($)(a)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark S. Newman	117,500	$4,633,688	748,000	156,000	$25,593,755	$3,398,445
Robert F. Mehmel	—	—	143,850	34,850	$2,704,597	$755,487
Michael L. Bowman	—	—	28,425	24,950	$403,597	$520,678
Nina Laserson Dunn	12,500	$455,817	85,450	31,650	$1,773,772	$692,718
Richard A. Schneider	6,250	$237,656	107,950	31,650	$3,774,072	$692,718

(a)
Based on the difference between the exercise price of each grant and the closing price on the NYSE Composite Transactions of DRS common stock on March 31, 2006, which was $54.87.

Equity Compensation Plans

        Shown below is information with respect to DRS common stock that may be issued upon exercise of options under all of our existing equity compensation plans as of March 31, 2006.

Plan Category	# of Securities to be Issued Upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A))
	(A)		(B)	(C)
Equity Compensation Plans Approved by Stockholders	2,663,358	(a)	$30.83	834,417
Equity Compensation Plans Not Approved by Stockholders	250,000	(b)	$10.44	—

Total	2,913,358		$29.08	834,417

(a)
Includes 50,000 shares of common stock, the issuance and receipt of which were deferred by Mr. Newman following the exercise of certain options.

(b)
Represents stock options granted to Mr. Newman by the board on October 26, 1998. Such stock options were granted to Mr. Newman by the board in its discretion and not pursuant to any equity compensation plan.

Executive Compensation Committee Interlocks and Insider Participation

        The members of the Executive Compensation Committee are Messrs. Albom, Honigman, Kaplan and Admiral Platt and General Reimer. None of the foregoing individuals is currently an officer or an employee of DRS. Skadden, Arps, Slate, Meagher & Flom LLP, a law firm to which Mr. Kaplan is of counsel, provided legal services to us during fiscal year 2006 (see "Certain Relationships and Related Transactions" below). Although Mr. Newman made recommendations to the Executive Compensation Committee with regard to the compensation of the other executive officers, including the other Named Officers, he did not participate in the committee's deliberations with respect to his own compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows as of May 31, 2006 the number of shares of common stock beneficially owned by each director and director nominee, each executive officer and by all of our directors, nominees and executive officers as a group. The address for each person listed below is in care of DRS Technologies, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)		Percent of Class
Mark S. Newman	936,518	(b)(c)(d)(e)	2.3%
Ira Albom	29,800	(c)	*
Donald C. Fraser	17,500	(c)	*
William F. Heitmann	13,500	(c)	*
Steven S. Honigman	5,000	(c)	*
C. Shelton James	5,866	(c)	*
Mark N. Kaplan	26,000	(c)	*
Stuart F. Platt	10,650	(c)	*
Dennis J. Reimer	13,000	(c)	*
Eric J. Rosen	20,000	(c)	*
Robert F. Mehmel	153,550	(c)(d)	*
Michael L. Bowman	33,325	(c)(d)	*
Nina Laserson Dunn	92,650	(c)(d)	*
Richard A. Schneider	123,700	(b)(c)(d)	*
All directors, director nominees and executive officers as a group (14 persons)	1,481,059	(b)(c)(d)	3.6%

*
Less than 1%.

(a)
As of May 31, 2006 there were 39,927,580 shares of common stock outstanding. Unless otherwise noted, each beneficial owner had sole voting power and investment power over the shares of common stock indicated opposite such beneficial owner's name.

(b)
Does not include 3,010 shares of common stock held by the trustee of our Retirement/Savings Plan. Mr. Newman and Mr. Schneider share the power to direct the voting of such shares with members of the administrative committee of such plan. Mr. Newman and Mr. Schneider disclaim beneficial ownership as to and of such shares.

(c)
Includes shares of common stock that might be purchased upon exercise of options that were exercisable on May 31, 2006 or within 60 days thereafter, as follows: Mr. Newman, 748,000 shares; Mr. Albom, 25,000 shares; Dr. Fraser, 17,500 shares; Mr. Heitmann, 12,500 shares; Mr. Honigman, 5,000 shares; Mr. James, 5,000 shares; Mr. Kaplan, 20,000 shares; Admiral Platt, 0 shares; General Reimer, 12,500 shares; Mr. Rosen, 20,000 shares; Mr. Mehmel, 143,850 shares; Mr. Bowman, 28,425 shares; Ms. Dunn, 85,450 shares; Mr. Schneider, 107,950 shares; and all directors, nominees and executive officers as a group, 1,231,175 shares.

(d)
Includes shares of restricted stock with a vesting date of January 21, 2007, as follows: Mr. Newman, 26,000 shares; Mr. Mehmel, 4,700 shares; Mr. Bowman, 2,400 shares; Ms. Dunn, 4,700 shares; Mr. Schneider, 4,700 shares; and all directors, nominees and executive officers as a group, 42,500 shares. Restricted stock is granted in the name of the employee, who has all of the rights of a stockholder, including the right to receive cash dividends on restricted stock and the right to vote the restricted stock, subject to certain restrictions.

Includes shares of restricted stock with a vesting date of July 6, 2008, as follows: Mr. Newman, 13,000 shares; Mr. Mehmel, 5,000 shares; Mr. Bowman, 2,500 shares; Ms. Dunn, 2,500 shares; Mr. Schneider, 2,500 shares; and all directors, nominees and executive officers as a group, 25,500 shares.

(e)
Includes 4,800 shares of common stock held by Mr. Newman as custodian for one of his daughters, over which Mr. Newman has sole voting and investment power, and 50,000 shares of common stock, the receipt of which has been deferred by Mr. Newman.

        The following table sets forth security ownership information, as of the date indicated, with respect to each holder, other than our directors, director nominees and executive officers, known by us to own beneficially more than five percent of the Company's common stock.

Name and Address of Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership		Percent of Class
Neuberger Berman, Inc. 605 Third Avenue New York, NY 10158	3,713,330	(a)	13.22%
FMR Corp. 82 Devonshire Street Boston, MA 02109	2,166,400	(b)	5.6%

(a)
As reported in Schedule 13G filed by Neuberger Berman, Inc. with the SEC on February 14, 2006, reporting ownership of our common stock as of February 14, 2006.

(b)
As reported in Schedule 13F filed by FMR Corp. with the SEC on May 22, 2006, reporting ownership of our common stock as of March 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of the outstanding shares of our common stock, to file reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the SEC and each securities exchange on which our common stock is traded. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of Forms 3 and 4 and amendments to such forms furnished to us during fiscal year 2006, and upon a review of Forms 5 and amendments to Forms 5 furnished to us with respect to fiscal year 2006, or upon written representations received by us from certain reporting persons that no Forms 5 were required for those persons, we believe that no director, executive officer or holder of more than 10% of the outstanding shares of common stock failed to file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act during, or with respect to, fiscal year 2006, except that an untimely Form 3 was filed with respect to Admiral Bowman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We currently lease a building in Oakland, New Jersey owned by LDR Realty Co., a partnership that was wholly owned, in equal amounts, by David E. Gross, our co-founder and the former President and Chief Technical Officer, and the late Leonard Newman, our co-founder and the former Chairman of the Board, Chief Executive Officer and Secretary and the father of Mark S. Newman, our current Chairman of the Board, President and Chief Executive Officer. The lease agreement, with a monthly rental of $21,200, expires on April 30, 2007. Following Leonard Newman's death in November 1998, Mrs. Ruth Newman, the wife of Leonard Newman and the mother of Mark S. Newman, succeeded to Leonard Newman's interest in LDR Realty Co.

        Skadden, Arps, Slate, Meagher & Flom LLP, a law firm to which a member of our board, Mark N. Kaplan, is of counsel, provides legal services to us.

        Kronish Lieb Weiner & Hellman LLP, a law firm of which Alison Newman, sister of Mark S. Newman, is a partner, provided legal services to us.

STOCK PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on DRS common stock against the total return of the NYSE Market Index, a peer group index consisting of companies comprising the Standard Industrial Classification (SIC) Codes 3812, Search and Navigation Equipment, and 3827, Optical Instruments and Lenses (the "Old Peer Group") and the S&P 1500 Aerospace & Defense Index (the "New Peer Group"). A listing of the companies included in the Old Peer Group is available through publications, such as the Standard Industrial Classification Manual, and computer databases, such as Dialog Information Systems. A listing of the companies included in the New Peer Group is available through publications from Standard & Poor's and other licensed providers.

        In accordance with the SEC's rules, both the Old Peer Group and the New Peer Group are included in this stock performance graph. In subsequent years, however, our stock performance graph will not include the Old Peer Group. We believe that it is appropriate to change to a broader equity market index in the New Peer Group as it contains a greater number of companies that are representative of the Company's business.

Comparison of Five-Year Cumulative Total Return*
Among DRS Technologies, Inc. Common Stock,
NYSE Market Index, Old Peer Group Index
and S&P 1500 Aerospace & Defense Index (New Peer Group)

*
Assumes that the value of the investment in DRS common stock and each index was $100 on April 1, 2001 and that dividends, if any, were reinvested.

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	3/30/2001	3/28/2002	3/31/2003	3/31/2004	3/31/2005	3/31/2006
DRS Technologies, Inc.	100.00	263.34	158.89	177.76	207.01	349.41
NYSE Market Index	100.00	137.62	113.89	148.84	179.28	230.07
Old Peer Group Index	100.00	102.75	78.79	110.01	119.30	137.34
S&P 1500 Aerospace & Defense Index (New Peer Group)	100.00	110.85	74.31	105.75	133.46	165.62

PROPOSAL NO. 3

ADOPTION OF DRS TECHNOLOGIES, INC. 2006 OMNIBUS PLAN

        On June 20, 2006 our board of directors adopted, subject to stockholder approval, the DRS Technologies, Inc. 2006 Omnibus Plan (the "2006 Plan") and now submits the 2006 Plan for stockholder approval. The following summary of the 2006 Plan is qualified in its entirety by reference to the complete text of the 2006 Plan, attached hereto as Appendix A. Capitalized terms used in describing the 2006 Plan, unless otherwise defined, shall have the meanings assigned to them in the text of the 2006 Plan.

        The 2006 Plan is intended to provide our officers and other employees with appropriate incentives and rewards to encourage them to enter into and continue in our employ and to acquire a proprietary interest in our success; to compensate each member of our board who is not a DRS employee and to provide to such members of the board incentives which are directly linked to increases in the value of our common stock; and to reward the performance of individual officers, other employees and such members of our board of directors in fulfilling their personal responsibilities for DRS achievements.

        Awards made under the 2006 Plan are intended to be eligible for the exception provided by Rule 16b-3, as currently in effect. In addition, the 2006 Plan is intended to allow the grant of awards of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock units that, in the case of executive officers, comply with the performance-based compensation exception under Section 162(m) of the Code, which generally limits the deduction by an employer for compensation of certain covered officers. See "Certain Federal Income Tax Consequences—Performance-Based Compensation."

        The DRS Technologies, Inc. Amended and Restated 1996 Omnibus Plan (the "1996 Plan") terminated in accordance with its terms on June 17, 2006 and all shares previously reserved for issuance under the 1996 Plan are no longer reserved for issuance under the 1996 Plan.

        The 2006 Plan contains the following stockholder friendly provisions:

  •
  The exercise price of options and stock appreciation rights cannot be less than 100% of the fair market value of DRS common stock on the date of grant, except for awards granted in substitution for options or stock appreciation rights held by employees of companies that DRS acquires.

  •
  Options and stock appreciation rights may not be repriced without first obtaining stockholder approval.

  •
  The 2006 Plan has a "fungible" share reserve where each "full value award" granted will reduce the maximum number of shares of common stock available for issuance by two shares for every one share issued in connection with such full value award.

  •
  The 2006 Plan does not contain any "liberal share counting" provisions. For example, the share reserve is reduced by the full number of shares exercised with respect to stock-settled stock appreciation rights and, if a participant (i) pays the exercise or purchase price of an award with DRS shares, or (ii) uses DRS shares to cover his or her tax obligations, those shares do not become available for future issuance.

  •
  The 2006 Plan has "double trigger" vesting of awards on a change in control, meaning an award will only vest early in connection with a change in control upon certain types of terminations of employment occurring within 24 months of the change in control. In addition, for the fiscal years ending March 31, 2007, 2008 and 2009, the Company's average annual grant rate will not exceed 2.93% of the Company's outstanding shares, which is the mean grant rate plus one standard deviation for the Company's applicable Global Industry Classification Standard industry group for the 2006 proxy season as published by Institutional Shareholder Services.

        We believe that the approval of the 2006 Plan is essential to DRS's continued success. It will provide us with the flexibility to adopt equity compensation practices to reflect changes in our business conditions, the regulatory environment and the markets for labor in which DRS competes. Our employees and directors are our most important asset, and we must continue to have the ability to offer appropriate compensation packages to achieve continued success in attracting outstanding talent.

General

        The 2006 Plan provides for the granting of awards to such of our employees (including our officers, whether or not they are our directors) and consultants as the Executive Compensation Committee of the board (the "committee") may select from time to time. Employees of DRS, including officers, whether or not they are directors of DRS, consultants and non-employee directors of DRS are currently eligible to participate in the 2006 Plan. The 2006 Plan also provides that, unless otherwise determined, each non-employee director will receive an automatic grant of 2,500 non-qualified stock options. Currently, there are nine such directors. The closing price per share of common stock on June 22, 2006 was $47.84.

        Assuming DRS's stockholders approve the 2006 Plan, an aggregate of 4,000,000 shares of common stock will be reserved for issuance under the 2006 Plan, subject to adjustment as described below. Such shares may be authorized but unissued common stock or authorized and issued common stock held in treasury. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the 2006 Plan. In addition to the shares reserved for issuance under the 2006 Plan, any shares subject to an award made under the 1996 Plan that remain unissued upon expiration or cancellation of such award will be available for awards under the 2006 Plan. The total number of shares of common stock subject to awards (including awards paid in cash but denominated as shares of common stock) granted to any participant of the 2006 Plan during any DRS tax year may not exceed 200,000. In addition, each "full value award" granted under the 2006 Plan will reduce the maximum number of shares of common stock available for issuance under the 2006 Plan by two shares for every one share issued in connection with such full value award. For purposes of the 2006 Plan, a "full value award" is any award under the 2006 Plan other than an option or stock appreciation right, which is settled in shares of common stock. In the event that the committee determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 2006 Plan, then the committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of common stock which may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of common stock subject to each outstanding award, and the exercise price, grant price or purchase price of each award.

        Awards under our 2006 Plan may be made in the form of:

  •
  Incentive Stock Options

  •
  Non-Qualified Stock Options (Incentive Stock Options and Non-Qualified Stock Options are collectively referred to as "options" in this section)

  •
  Stock Appreciation Rights

  •
  Restricted Stock

  •
  Restricted Stock Units

  •
  Stock Bonuses

  •
  Other Awards

Administration

        The 2006 Plan will be administered by a committee of our board which will, at all times, consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3. The committee is authorized, among other things, to construe, interpret and implement the provisions of the 2006 Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2006 Plan.

        To further satisfy our stockholders as to our grant practices and assuming approval of the 2006 Plan, the board has agreed that with respect to awards under the 2006 Plan for the fiscal years ending March 31, 2007, 2008 and 2009, the average annual grant rate will not exceed 2.93% of our outstanding shares, which is the mean grant rate plus one standard deviation for the Company's applicable Global Industry Classification Standard industry group for the 2006 proxy season as published by Institutional Shareholder Services.

        The average annual grant rate for this three-year period will equal the average of the grant rates for each of the three years, computed for each year as the number of shares of common stock subject to equity awards granted to employees and non-employee directors for the year divided by the number of shares of common stock that were outstanding at year-end. For purposes of calculating the number of shares granted in a particular year, full value awards will count as two shares for every one share actually issued in connection with such award. Any awards granted under the 2006 Plan that, by their terms, must be settled only in cash will not be counted for purposes of calculating the average annual grant rate. In addition, equity grants assumed by us in connection with any future acquisitions will not be counted for purposes of computing the annual grant rate.

Awards Under the 2006 Plan

Stock Options

        Unless the committee expressly provides otherwise, options granted under the 2006 Plan will not be exercisable prior to one year after the date of grant and will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The committee determines each option's expiration date; provided, however, that no incentive stock option may be exercised more than ten years after the date of grant. The purchase price per share payable upon exercise of an option (the "option exercise price") is established by the committee; provided, however, that the option exercise price may be no less than the fair market value of a share of common stock on the date of grant. The option exercise price is payable by any one of the following methods or a combination thereof: (i) personal, certified or bank cashier's check, (ii) wire transfer, (iii) with the consent of the committee, by surrender of shares of common stock held by the participant and having a fair market value on the date of the exercise equal to the option exercise price, or (iv) by such other payment method as the committee may prescribe.

        The 2006 Plan provides that a non-employee director who becomes a member of our board subsequent to the date of adoption of the 2006 Plan (a "subsequent director") will be automatically granted, unless otherwise determined, a non-qualified stock option to purchase 5,000 shares of common stock. On the date of each annual meeting subsequent to the annual meeting immediately following the date of adoption of the 2006 Plan (or, in the case of a subsequent director, subsequent to such subsequent director becoming a member of our board), each non-employee director will be automatically granted a non-qualified stock option to purchase 2,500 shares of common stock; provided, however, that in no event may a current non-employee director be granted options to purchase more than 2,500 shares of common stock during any DRS tax year under the 2006 Plan or any other DRS stock option plan. Non-qualified stock options granted to non-employee directors will become fully exercisable on the first anniversary of the grant and will expire ten years from the date of grant. During fiscal year 2006, each of the non-employee directors was granted an option to purchase 2,500 shares of common stock. See "Compensation of Directors." Each such award had a total weighted average fair value of $24.71 per share, calculated using standard application of the Black-Scholes pricing model.

Stock Appreciation Rights

        Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 2006 Plan, other than a non-qualified stock option granted to a non-employee director. A stock appreciation right granted independently of any option will be subject to the same vesting rules as described above for options. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from us, in cash and/or shares of common stock at our discretion, an amount equal to the excess of the fair market value of a share of common stock over the exercise price of the stock appreciation right for each share of common stock in respect of which such stock appreciation right is being exercised.

Restricted Stock

        The committee may grant restricted shares of common stock to such of our employees and consultants, in such amounts, and subject to such terms and conditions as the committee may determine in its discretion. Awards of restricted stock granted to our executive officers may be contingent on our attainment of one or more pre-established performance goals established by the committee based on our attainment of any one or more of the following performance criteria:

  •
  earnings, including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

  •
  pre-tax income or after-tax income;

  •
  earnings per common share (basic or diluted);

  •
  operating profit;

  •
  revenue, revenue growth or rate of revenue growth;

  •
  return on assets (gross or net), return on investment, return on capital or return on equity;

  •
  returns on sales or revenues;

  •
  operating expenses;

  •
  stock price appreciation;

  •
  cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital;

  •
  implementation or completion of critical projects or processes;

  •
  economic value created;

  •
  cumulative earnings per share growth;

  •
  operating margin or profit margin;

  •
  common stock price or total stockholder return;

  •
  cost targets, reductions and savings, productivity and efficiencies;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons;

  •
  personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and

  •
  any combination of, or a specified increase in, any of the foregoing.

Restricted Stock Units

        The committee may grant restricted stock units to such of our employees and consultants, in such amounts, and subject to such terms and conditions as the committee may determine in its discretion. If the requirements specified by the committee are met, the grantee of such an award will receive an amount of cash and/or shares of our common stock equal to the fair market value of the shares covered thereby plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date. Awards of restricted stock units granted to our executive officers may be contingent on our attainment of any one or more pre-established performance goals established by the committee based on our attainment of any one or more of the performance criteria described above under "—Awards Under the 2006 Plan—Restricted Stock."

Stock Bonuses

        The committee may grant bonuses comprised of shares of common stock to such of our employees and consultants, in such amounts and subject to such conditions as the committee may determine in its discretion. No executive officer will be eligible to receive a stock bonus under the 2006 Plan unless the committee makes a prior determination of eligibility.

Other Awards

        Other awards valued in whole or in part by reference to, or otherwise based on, common stock may be granted either alone or in addition to other awards under the 2006 Plan. Subject to the provisions of the 2006 Plan, the committee will have the sole and complete authority to determine the employees and consultants to whom and the time or times at which such other awards will be granted, the number of shares of common stock to be granted pursuant to such other awards and all other conditions of such other awards.

Termination of Employment

        The 2006 Plan sets forth the following provisions which, in the absence of specific provisions in the award agreements, govern the treatment of awards upon termination of employment or service. Upon a participant's termination of employment for any reason other than cause, disability or death, options and stand-alone stock appreciation rights that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for three months following the termination date, unless the participant dies within those three months, in which case the options and stand-alone stock appreciation rights will expire one year after the termination date. Upon a participant's termination of employment due to disability or death, options and stand-alone stock appreciation rights that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for one year following the termination date. Upon termination for cause, all of the participant's outstanding options and stand-alone stock appreciation rights will expire on the termination date. Upon termination of a non-employee director's service with DRS other than for cause, any non-qualified stock option granted to such director as a formula stock option will remain exercisable until the earlier of (i) two years from the date of termination of service or (ii) the expiration of the option. Upon termination of a non-employee director's service with DRS for cause, all non-qualified stock options granted to such director as formula stock options will expire on the date of termination of the director's service with DRS. Upon a participant's termination of employment with DRS for any reason, all of such participant's unvested shares of restricted stock are forfeited to DRS, unless, if the termination is for any reason other than for cause, the committee determines to permit the participant to retain such unvested shares. In the event of a forfeiture of shares of restricted stock, DRS will repay the participant the amount paid, if any, by the participant for such forfeited shares. Upon a participant's termination of employment with DRS for any reason, all of such participant's unvested shares of restricted stock units will be forfeited.

Other Features of the 2006 Plan

        In the event of a change in control, unless all outstanding awards under the 2006 Plan are converted, assumed or replaced by a successor with an award of equivalent economic value containing equivalent terms, all outstanding awards under the 2006 Plan shall become fully and immediately transferable or vested and exercisable and shall remain subject to the terms under the 2006 Plan. If the outstanding awards under the 2006 Plan are converted, assumed or replaced by a successor and a participant's employment is subsequently terminated without "cause" or for "good reason" (each as defined in the 2006 Plan), within 24 months of the change in control, any converted, assumed or replaced options that remain subject to restrictions or unvested shall become fully and immediately transferable, vested and exercisable upon the date of such subsequent termination. The board may suspend, revise, terminate or amend the 2006 Plan at any time, subject to any required stockholder approval pursuant to applicable laws, rules and regulations; provided, however, that no such action may, without the consent of a participant, reduce the participant's rights under any outstanding award. During a participant's lifetime, subject to the approval of the committee and such conditions as the committee may prescribe, options may, in certain circumstances, be transferred, assigned or encumbered. Upon a participant's death, awards may be exercised only by the executor or administrator of the participant's estate or by a person who acquired such exercise right by will or by the laws of descent or distribution.

2006 Plan Benefits

Fiscal Year 2007 Awards

        Because awards (other than awards of non-qualified stock options to non-employees directors) under the 2006 Plan are made on a discretionary basis by the committee, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the 2006 Plan in fiscal year 2007. Awards to non-employees directors under the 2006 Plan are not discretionary; during fiscal year 2007, unless otherwise determined by the committee, each of the non-employee directors who currently is a director will be granted, subject to stockholder approval of the 2006 Plan, an option to purchase 2,500 shares of common stock. If General Boyd is elected as a director at the meeting, he will be granted, subject to stockholder approval of the 2006 Plan, an option to purchase 5,000 shares of common stock. See "Awards Under the 2006 Plan—Stock Options." For information relating to the grants under the 1996 Plan for the last fiscal year to the Company's named executive officers, see "Summary Compensation Table."

Certain Federal Income Tax Consequences

        THE FOLLOWING DISCUSSION IS A BRIEF SUMMARY OF THE PRINCIPAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT FEDERAL INCOME TAX LAWS RELATING TO AWARDS UNDER THE 2006 PLAN. THIS SUMMARY IS NECESSARILY GENERAL IN NATURE AND DOES NOT PURPORT TO BE EXHAUSTIVE. AMONG OTHER THINGS, THE SUMMARY DOES NOT DESCRIBE STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX CONSEQUENCES. IN ADDITION, STATUTORY PROVISIONS ARE SUBJECT TO CHANGE, AS ARE THEIR INTERPRETATIONS, AND THEIR APPLICATION MAY VARY IN INDIVIDUAL CIRCUMSTANCES.

Incentive Stock Options

        An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the optionee is subject to the alternative minimum tax). Optionees who neither dispose of their shares acquired upon the exercise of an incentive stock option ("ISO shares") within two years after the stock option grant date nor within one year after the exercise date normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the amount paid for the ISO shares. If an optionee disposes of the ISO shares within two years after the stock option grant date or within one year after the exercise date (each a "disqualifying disposition"), the optionee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the ISO shares at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the exercise price of the ISO shares being purchased. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO shares were held by the optionee. A capital gain will be long-term if the optionee's holding period is more than 12 months. DRS will be entitled to a deduction in connection with the disposition of the ISO shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO shares.

Non-Qualified Stock Options

        An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is a DRS employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any subsequent gain or loss, generally based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. DRS generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

        A grantee generally will not be subject to tax upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the fair market value of such shares at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). DRS generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant's tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant's holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).

Stock Appreciation Rights, Restricted Stock Units and Stock Bonuses

        The grant of a stock appreciation right or restricted stock units award will not result in income for the grantee or in a tax deduction for DRS at the time of grant. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the cash and/or shares received, and DRS generally will be entitled to a tax deduction in the same amount. A stock bonus generally will result in compensation income for the grantee, and a tax deduction for DRS, equal to the fair market value of the shares of common stock granted.

Other Awards

        The tax treatment of any other award depends on the terms of such award. In general, if the award is payable in cash, the grantee will recognize ordinary income at the time of payment. In general, if the award is payable in shares of common stock, the grantee will recognize ordinary income at the time such shares are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the shares on that date, unless the grantee elects under Section 83(b) of the Code to be taxed on receipt of the shares in an amount equal to the fair market value of the shares on the date of receipt. In general, DRS will be entitled to a deduction in the same amount, and at the same time, as ordinary income is recognized.

Performance-Based Compensation

        Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2006 Plan has been designed to allow the committee to make awards under the 2006 Plan of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock units that in the case of executive officers is intended to qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation." Performance goals under the 2006 Plan for purposes of the performance-based compensation exception are based upon the performance criteria described under "Awards Under the 2006 Plan—Restricted Stock."

The Board of Directors unanimously recommends
that you vote FOR the following proposal:

    RESOLVED, that the DRS Technologies, Inc. 2006 Omnibus Plan be, and it hereby is, approved.

GENERAL INFORMATION

Stockholders' Proposals

        Any stockholder who desires to submit a proposal for inclusion in the proxy materials for our 2007 annual meeting of stockholders must comply with the requirements concerning both the eligibility of the proponent and the form and substance of the proposal established by applicable law and regulations. We must receive such proposal, directed to DRS's Secretary, 5 Sylvan Way, Parsippany, New Jersey 07054, no later than the close of business on March 5, 2007 or the date that is 120 calendar days prior to the anniversary of the mailing date of this proxy.

        The advance notice provisions of our by-laws provide that stockholders are required to give advance notice to us of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting. The advance notice provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to DRS's Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by us, whichever first occurs. The Chairman of the meeting may determine that the nomination of any person was not made in compliance with the advance notice provisions.

        The advance notice provisions further provide that, for business to be properly introduced by a stockholder when such business is not specified in the notice of meeting or brought by or at the direction of the board, the stockholder must have given notice not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The chairman of the meeting may, if the facts warrant, determine and declare that any business was not properly brought before such meeting, and such business will not be transacted.

Householding of Annual Meeting Materials

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that it or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares. You can notify us by sending a written request to: 5 Sylvan Way, Parsippany, New Jersey 07054, Attention: Vice President, Corporate Communications and Investor Relations.

Copies of Annual Report to Stockholders

        A copy of our Annual Report on Form 10-K filed with the SEC for fiscal year 2006 will be mailed to stockholders entitled to vote at the meeting with these proxy materials. Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K for fiscal year 2006 and the exhibits thereto required to be filed with the SEC under the Securities Exchange Act of 1934, as amended. Such written request should be directed to Patricia Williamson, Vice President, Corporate Communications and Investor Relations, DRS Technologies, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054.

  The Form 10-K is not part of the proxy solicitation materials.

APPENDIX A

DRS Technologies, Inc.
2006 Omnibus Plan

1.     Establishment and Purpose.

        There is hereby adopted the DRS Technologies, Inc. 2006 Omnibus Plan (the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of DRS Technologies, Inc. ("DRS") by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate DRS's non-employee directors and provide incentives to such non-employee directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and non-employee directors in fulfilling their responsibilities.

2.     Definitions.

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "1996 Plan" shall mean the DRS Technologies, Inc. Amended and Restated 1996 Omnibus Plan, as amended.

  (b)
  "Agreement" shall mean the written agreement between DRS and a Participant evidencing an Incentive Award.

  (c)
  "Board of Directors" shall mean the Board of Directors of DRS.

  (d)
  "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(d), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

  (e)
  A "Change in Control" shall mean the occurrence of the event set forth in any one of the following paragraphs:

  (1)
  any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DRS (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its "Affiliates" (as defined in Rule 12b-2 under the Exchange Act)) representing 20% or more of the combined voting power of DRS's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

  (2)
  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of DRS) whose appointment or election by the Board of Directors or nomination for election by DRS's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

    (3)
    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of DRS, outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of DRS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of DRS (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of DRS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition the Company or its Affiliates of a business) representing 20% or more of the combined voting power of DRS's then outstanding securities; or

    (4)
    the stockholders of DRS approve a plan of complete liquidation or dissolution of DRS or there is consummated an agreement for the sale or disposition by DRS of all or substantially all of DRS's assets, other than a sale or disposition by DRS of all or substantially all of DRS's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of DRS immediately prior to such sale.

  Notwithstanding the foregoing, any event or transaction which would otherwise constitute a Change in Control (a "Transaction") shall not constitute a Change in Control for purposes of this Plan with respect to a Participant if, in connection with the Transaction, such Participant participates as an equity investor in the acquiring entity or any of its Affiliates (the "Acquiror"). For purposes of the preceding sentence, a Participant shall not be deemed to have participated as an equity investor in the Acquiror by virtue of (i) obtaining beneficial ownership of any equity interest in the Acquiror as a result of the grant to the Participant of an incentive compensation award under one or more incentive plans of the Acquiror (including, but not limited to, the conversion in connection with the Transaction of incentive compensation awards of the Company into incentive compensation awards of the Acquiror), on terms and conditions substantially equivalent to those applicable to other executives of the Company immediately prior to the Transaction, after taking into account normal differences attributable to job responsibilities, title and the like, or (ii) obtaining beneficial ownership of any equity interest in the Acquiror on terms and conditions substantially equivalent to those obtained in the Transaction by all other stockholders of the Company.

  (f)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (g)
  "Committee" shall mean the Executive Compensation Committee of the Board of Directors or any other committee designated by the Board of Directors from time to time to fulfill such function. The Committee shall consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3.

  (h)
  "Company" shall mean, collectively, DRS and each of its Subsidiaries now held or hereinafter acquired.

  (i)
  "Company Stock" shall mean the common stock of DRS, par value $.01 per share.

  (j)
  "Disability" shall mean that a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

  (k)
  "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

  (l)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (m)
  "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

  (n)
  The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not then listed on the New York Stock Exchange, the average of the highest reported bid and lowest reported asked prices for the shares of Company Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith and in accordance with Section 409A of the Code.

  (o)
  "Full Value Award" shall mean any Incentive Award, other than an Option, Tandem SAR, or Stand-Alone SAR, which Incentive Award is settled in Company Stock.

  (p)
  "Good Reason" shall have the meaning set forth in the Participant's employment or other agreement with Company or any Subsidiary, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean, the occurrence, on or after the date of a Change in Control and without the affected Participant's written consent, of (1) the assignment to the Participant of duties in the aggregate that are inconsistent with the Participant's level of responsibility immediately prior to the date of the Change in Control or any diminution in the nature or status of the Participant's responsibilities from those in effect immediately prior to the date of the Change in Control including, without limitation, in the case of a Participant who was, immediately prior to the Change in Control, an executive officer of the Company, such employee ceasing to be an executive officer of a public company; (2) a reduction in the Participant's annual base salary, annual incentive compensation opportunity, or long term incentive compensation opportunity (including an adverse change in performance criteria or a decrease in the target amount of annual or long term incentive compensation) from that in effect immediately prior to the Change in Control; or (3) the relocation of the Participant's principal place of employment to a location more than fifty (50) miles from the Participant's principal place of employment immediately prior to the date of the Change in Control, if such relocation also requires a material change in the Participant's commute.

  (q)
  "Incentive Award" shall mean any Option, Tandem SAR, Stand-Alone SAR, Restricted Stock, Restricted Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

  (r)
  "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

  (s)
  "Initial Director" shall mean a Non-Employee Director of DRS who is a member of the Board of Directors on the Effective Date.

  (t)
  "Issue Date" shall mean the date established by DRS on which certificates representing shares of Restricted Stock shall be issued by DRS pursuant to the terms of Section 10(e).

  (u)
  "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company.

  (v)
  "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

  (w)
  "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 (or, with respect to a Non-Employee Director, pursuant to Section 14).

  (x)
  "Other Award" shall mean an award granted pursuant to Section 13.

  (y)
  "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

  (z)
  "Participant" shall mean an employee, consultant or Non-Employee Director of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon the death of such an individual, his or her successors, heirs, executors and administrators, as the case may be.

  (aa)
  "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of DRS in substantially the same proportions as their ownership of stock of DRS.

  (bb)
  "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 and which is subject to the restrictions set forth in Section 10(c).

  (cc)
  "Restricted Stock Unit" shall mean the right, granted pursuant to Section 11, to receive, subject to such restrictions as the Committee may determine, the Fair Market Value of a share of Company Stock in shares.

  (dd)
  "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

  (ee)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (ff)
  "Stand-Alone SAR" shall mean a stock appreciation right which is granted pursuant to Section 9 and which is not related to any Option.

  (gg)
  "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

  (hh)
  "Subsequent Director" shall mean a Non-Employee Director of DRS who becomes a member of the Board of Directors subsequent to the Effective Date.

  (ii)
  "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

  (jj)
  "Tandem SAR" shall mean a stock appreciation right which is granted pursuant to Section 8 and which is related to an Option.

  (kk)
  "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or a Restricted Stock Unit may vest.

3.     Stock Subject to the Plan.

  (a)
  Shares Available for Awards.

  The maximum number of shares of Company Stock reserved for issuance under the Plan (the "Share Limit") shall be 4,000,000 shares (subject to adjustment as provided herein); provided that each share issued under the Plan pursuant to a Full Value Award shall reduce the Share Limit by 2 shares for every one share actually issued in connection with such Incentive Award. (For example, if 100 shares of Restricted Stock are granted under this Plan, 200 shares shall reduce the Share Limit in connection with that Incentive Award). Such shares may be authorized but unissued Company Stock or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The following will not reduce the number of shares of Company Stock available under the Plan; (1) the grant of a Tandem SAR, a Stand-Alone SAR or Restricted Stock Unit, (2) the exchange by a Participant of any Tandem SAR, Stand-Alone SAR or Restricted Stock Unit for a cash payment by the Company, or (3) the grant of any Incentive Award made in connection with an acquisition and in substitution of awards otherwise cancelled in connection with such acquisition. Notwithstanding anything contained herein to the contrary: (A) shares of Company Stock tendered in payment of the exercise price of an Option shall not be added to the maximum share limitations described above; (B) shares of Company Stock withheld by the Company to satisfy the tax withholding obligations shall not be added to the maximum share limitations described above; and (C) all shares of Company Stock covered by a Stand-Alone SAR or Tandem SAR, to the extent that such Stand-Alone SAR or Tandem SAR is exercised and whether or not shares of Company Stock are actually issued upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. Upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Incentive Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Incentive Award is exercised.

  (b)
  Individual Limitation.

  The
  total number of shares of Company Stock subject to Incentive Awards (including Incentive Awards which may be payable in cash but denominated as shares of Company Stock, i.e., Stand-Alone SARs and Restricted Stock Units), granted to any employee during any tax year of the Company, shall not exceed 200,000 shares (subject to adjustment as provided herein). Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

  (c)
  Adjustment for Change in Capitalization.

  If the Committee should determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

  (d)
  Re-Use of Shares.

  Except as provided below, any shares subject to an Incentive Award, including an Incentive Award granted under the 1996 Plan, that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever and any forfeited shares of Restricted Stock, including any forfeited shares of Restricted Stock granted under the 1996 Plan, shall again become available for Incentive Awards. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Incentive Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Incentive Award under the Plan, shall not be available for subsequent Incentive Awards under the Plan. Upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Incentive Award is exercised and such number of shares shall no longer be available for Incentive Awards under the Plan.

4.     Administration of the Plan.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall not take any action with respect to an Incentive Award that would be treated, for accounting purposes, as a "repricing" of such Incentive Award unless such action is approved by the Company's shareholders.

        The Committee may, in its absolute discretion, without amendment to the Plan, upon the death, Disability, retirement or termination by the Company without Cause of any Participant (a) accelerate the date on which any Option or Stand-Alone SAR granted to such Participant under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (b) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or other Incentive Award granted to such Participant or otherwise adjust any of the terms applicable to any such Incentive Award.

        No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the certificate of incorporation of the Company) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.     Eligibility.

        Incentive Awards pursuant to the Plan may be granted to employees of the Company, including officers of the Company, whether or not they are directors of DRS, consultants and Non-Employee Directors of the Company.

6.     Awards Under the Plan; Agreement.

        The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, Stock Bonuses, Restricted Stock Units and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with Section 14.

        Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.     Options.

  (a)
  Identification of Options

  Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

  (b)
  Exercise Price.

  Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

  (c)
  Term and Exercise of Options.

  (1)
  Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

  (2)
  An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $1,000. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

  (3)
  An Option shall be exercised in a manner prescribed by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) by personal check, certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by (A) the delivery of such shares to the Secretary of DRS, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of DRS shall require, or (B) such other manner prescribed by the Company.

    (4)
    Reasonably promptly after the exercise of an Option, unless otherwise determined by the Committee, DRS, in its sole discretion, may either (i) issue a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares or (ii) establish and maintain, or cause a representative to establish and maintain, an account to record the Company Stock granted to such Participant and transactions and events affecting such stock. No adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

  (d)
  Limitations on Incentive Stock Options.

  (1)
  To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

  (2)
  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment.

  (1)
  Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at 5:00 pm New York City time on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year from the date of such termination in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

  (2)
  Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

    (3)
    In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

  (f)
  Acceleration of Exercise Date Upon Change in Control.

  Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation unless such Options are converted, assumed, or replaced by a successor with an award of equivalent economic value containing equivalent terms. With respect to any converted, assumed, or replaced Options, if a Participant's employment is subsequently terminated without Cause or for Good Reason within 24 months of the Change in Control, such Options shall become fully and immediately vested and exercisable upon the date of the Participant's termination.

8.     Tandem SARs.

        The Committee may grant in connection with any Option granted hereunder, except a Non-Qualified Stock Option granted to a Non-Employee Director pursuant to Section 14, one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR granted in connection with an Option must be granted at the same time that such Option is granted; provided, however, that a Tandem SAR granted in connection with a Non-Qualified Stock Option may be granted subsequent to the time that such Non-Qualified Stock Option is granted.

  (a)
  Benefit Upon Exercise

  The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Tandem SAR.

  (1)
  A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

  (2)
  The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent of the number of shares of Company Stock subject to such Option which is so exercised, cancelled, terminated or expired.

  (3)
  A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000.

  (4)
  No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

    (5)
    A Tandem SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related.

9.     Stand-Alone SARs.

  (a)
  Exercise Price.

  The exercise price per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

  (b)
  Benefit Upon Exercise.

  The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable after such exercise, in cash and/or shares of Company Stock, as determined by the Committee. No adjustment shall be made to any Stand-Alone SAR for dividends or other rights for which the record date occurs prior to the date shares of Company Stock are issued.

  (c)
  Term and Exercise of Stand-Alone SARs.

  (1)
  Unless the applicable Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

  (2)
  A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000.

  (3)
  A Stand-Alone SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

  (d)
  Effect of Termination of Employment.

  The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARs.

  (e)
  Acceleration of Exercise Date Upon Change in Control.

  Upon the occurrence of a Change in Control any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation unless such

    Stand-Alone SARs are converted, assumed, or replaced by a successor with an award of equivalent economic value containing equivalent terms. With respect to any converted, assumed, or replaced Stand-Alone SARs, if a Participant's employment is subsequently terminated without Cause or for Good Reason within 24 months of the Change in Control, such Stand-Alone SARs shall become fully and immediately vested upon the date of the Participant's termination.

10.  Restricted Stock.

  (a)
  Issue Date and Vesting Date.

  At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall lapse.

  (b)
  Conditions to Vesting.

  At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (c)
  Restrictions on Transfer Prior to Vesting.

  Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

  (d)
  Dividends on Restricted Stock.

  The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

  (e)
  Issuance of Certificates.

  (1)
  Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, unless otherwise determined by the Committee, DRS, in its sole discretion, may either (i) issue a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, however that DRS shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares; and provided further that unless determined otherwise by the Committee such stock certificates shall be held by the Company or its representative or (ii) establish and maintain, or cause a representative to establish and maintain, an account to record the shares of Restricted Stock granted to such Participant and transactions and events affecting such stock.

    (2)
    The following legend shall be (i) inscribed on any certificate issued or (ii) notated on any account established, for Restricted Stock prior to the lapse of any outstanding restrictions:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE DRS TECHNOLOGIES, INC. 2006 OMNIBUS PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND DRS. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF DRS, 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054.

Such legend shall not be removed until such shares vest pursuant to the terms hereof. Reasonably promptly after the Vesting Date with respect to shares of Restricted Stock, unless otherwise determined by the Committee, DRS, in its sole discretion, may either issue to the Participant or the Participant's personal representative or deposit in such Participant's or the Participant's personal representative's brokerage account via electronic transfer, a stock certificate representing one share of Company Stock, with respect to each whole share of Restricted Stock.

(f)
Consequences of Vesting.

Upon the vesting of a share of Restricted Stock, the restrictions of Section 10(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, DRS shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e).

(g)
Effect of Termination of Employment.

(1)
Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, upon the termination of a Participant's employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, DRS; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, DRS shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that DRS requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(2)
In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to DRS, together with any dividends paid on such shares, in return for which DRS shall repay to the Participant any amount paid by the Participant for such shares.

  (h)
  Effect of Change in Control

  Upon the occurrence of a Change in Control all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse unless such shares of Restricted Stock are converted, assumed, or replaced by a successor with an award of equivalent economic value containing equivalent terms. With respect to any converted, assumed, or replaced shares of Restricted Stock, if a Participant's employment is subsequently terminated without Cause or for Good Reason within 24 months of the Change in Control, such shares of Restricted Stock shall become fully and immediately vested upon the date of the Participant's termination.

  (i)
  Special Provisions Regarding Awards.

  Notwithstanding anything to the contrary contained herein, Restricted Stock granted to Executive Officers pursuant to this Section 10 may be subject to attainment by the Company (or a Subsidiary or division of DRS if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (1) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (2) pre-tax income or after-tax income; (3) earnings per common share (basic or diluted); (4) operating profit; (5) revenue, revenue growth or rate of revenue growth; (6) return on assets (gross or net), return on investment, return on capital, or return on equity; (7) returns on sales or revenues; (8) operating expenses; (9) stock price appreciation; (10) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (11) implementation or completion of critical projects or processes; (12) economic value created; (13) cumulative earnings per share growth; (14) operating margin or profit margin; (15) common stock price or total stockholder return; (16) cost targets, reductions and savings, productivity and efficiencies; (17) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (18) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (19) any combination of, or a specified increase in, any of the foregoing. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, any Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance goals shall be determined in accordance with generally accepted accounting principles; provided that the Committee shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Shares of Restricted Stock granted to Executive Officers pursuant to this Section 10 and subject to the attainment by DRS of the Company (or a Subsidiary or division of DRS if applicable), shall be released from restrictions only after the attainment of such performance measures has been certified by the Committee.

  (j)
  Consent to Electronic Delivery.

  In lieu of issuing documents in paper format, to the fullest extent permitted by law, the Committee may, in its discretion provide for electronic delivery of any documents that DRS may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms or communications) in connection with the grant of awards and any other prior or future incentive award or program made or offered by DRS or its predecessors or successors.

11.  Restricted Stock Units.

  (a)
  Vesting Date.

  At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting Dates with respect to such units. The Committee may divide such units into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such unit shall vest.

  (b)
  Benefit Upon Vesting.

  Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within 30 days of the date on which such unit vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Restricted Stock Unit vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such unit vests.

  (c)
  Conditions to Vesting.

  At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate.

  (d)
  Effect of Termination of Employment.

  Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, Restricted Stock Units that have not vested, together with any dividends credited on such units, shall be forfeited upon the Participant's termination of employment for any reason.

  (e)
  Effect of Change in Control.

  Upon the occurrence of a Change in Control, all outstanding Restricted Stock Units which have not theretofore vested shall immediately vest and payment in respect of such units shall be made in accordance with the terms of this Plan unless such Restricted Stock Units are converted, assumed, or replaced by a successor with an award of equivalent economic value containing equivalent terms. If a Participant's employment is subsequently terminated without Cause or for Good Reason within 24 months of the Change in Control, any such Restricted Stock Units so converted, assumed, or replaced that remain unvested shall become fully and immediately vested upon the date of the Participant's termination.

  (f)
  Special Provisions Regarding Awards.

  Notwithstanding anything to the contrary contained herein, the vesting of Restricted Stock Units granted pursuant to this Section 11 to Executive Officers may be based on the attainment by DRS or the Company (or a Subsidiary or division of DRS if applicable) of one or more of the performance criteria set forth in Section 10(i), in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Restricted Stock Unit award will be made to an Executive Officer until the attainment of the respective performance measures have been certified by the Committee.

  (g)
  Bookkeeping.

  The Company shall establish and maintain an account for the participant to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

12.  Stock Bonuses.

        In the event that the Committee grants a Stock Bonus, as soon as practicable after the date on which such Stock Bonus is payable, unless otherwise determined by the Committee, DRS, in its sole discretion, may either (i) issue a stock certificate, registered in the name of the Participant to whom such grant was made, evidencing such shares or (ii) establish and maintain, or cause a representative to establish and maintain, an account to record the Stock Bonus granted to such Participant and transactions and events affecting such stock. Executive Officers shall be eligible to receive Stock Bonus grants hereunder only after a determination of eligibility is made by the Committee, in its sole discretion.

13.  Other Awards.

        Other forms of Incentive Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

14.  Non-Employee Director Formula Stock Options.

        The provisions of this Section 14 shall apply only to grants of Non-Qualified Stock Options to Non-Employee Directors.

  (a)
  General.

  Non-Employee Directors shall receive Non-Qualified Stock Options under the Plan, in addition to any other Incentive Awards granted to Non-Employee Directors. The exercise price per share of Company Stock purchasable under Non-Qualified Stock Options granted to Non-Employee Directors shall be the Fair Market Value of a share of Company Stock on the date of grant. No Non-Qualified Stock Option granted to a Non-Employee Director may be subject to an acceleration of exercisability except upon a Change in Control as described in Section 7(f).

  (b)
  Initial Grants to Subsequent Directors.

  Unless otherwise determined, each Subsequent Director shall, at the time such director becomes a member of the Board of Directors, be granted automatically a Non-Qualified Stock Option to purchase 5,000 shares of Company Stock.

  (c)
  Subsequent Grants to Directors.

  On the date of each annual meeting of the stockholders of DRS subsequent to the annual meeting immediately following the Effective Date, unless otherwise determined, each continuing Initial Director will be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock; provided, however, that in no event shall a continuing Initial Director be granted Non-Qualified Stock Options to purchase more than 2,500 shares of Company Stock under the Plan or any other stock option plan of the Company during any tax year of the Company. On the date of each annual meeting of the stockholders of DRS subsequent to a Subsequent Director's becoming a member of the Board of Directors, unless otherwise determined, such Subsequent Director shall be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock.

  (d)
  Method and Time of Payment.

  The Option exercise price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation), in shares of Company Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Company Stock or through a cashless exercise procedure.

  (e)
  Term and Exercisability.

  Each Non-Qualified Stock Option granted under this Section 14 shall (1) be exercisable as to 100% of the shares of Company Stock covered thereby on the first anniversary of the date that the Non-Qualified Stock Option is granted and (2) expire ten years from the date of grant.

  (f)
  Termination.

  In the event of the termination of a Non-Employee Director's service with DRS other than for Cause, any Non-Qualified Stock Option granted to such Non-Employee Director under this Section 14, to the extent that it is exercisable on the date of such termination, may be exercised by such Non-Employee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) until the earlier of (1) the date that is two years from the date of such termination or (2) the expiration of such

    Non-Qualified Stock Option. In the event of the termination of a Non-Employee Director's service with DRS for Cause, all outstanding Non-Qualified Stock Options granted to such Non-Employee Director shall expire at the commencement of business on the date of such termination.

15.  Rights as a Stockholder.

        No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.  No Special Employment Rights; No Right to Incentive Award.

        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

        No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.  Securities Matters.

  (a)
  DRS shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, DRS shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until DRS is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

  (b)
  The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to DRS shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18.  Withholding Taxes.

        Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

        Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value less than or equal to the amount of tax to be withheld, but not greater than the statutory minimum. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

19.  Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

20.  Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

        Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21.  Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22.  Transfers Upon Death; Nonassignability.

        Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

        A Participant may, upon providing written notice to the Secretary of DRS and subject to any conditions as the Committee may prescribe, elect to transfer any or all Options granted to such Participant pursuant to the Plan only to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

23.  Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

24.  Failure to Comply.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

25.  Effective Date and Term of Plan.

        The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of DRS. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

26.  Applicable Law.

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

27.  Participant Rights.

        No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

28.  Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

29.  No Fractional Shares.

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

30.  Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

31.  Interpretation.

        The Plan is designated and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

32.  Severability.

        If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2 and 3.

Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

		FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below	2.	Ratification of appointment of KPMG LLP as DRS's independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	Election of four Class II directors:	☐	☐	3.	Approval of DRS Technologies, Inc. 2006 Omnibus Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any of the nominees, strike a line through the nominee's name below.)

Nominees:	01 Ira Albom, 02 Mark N. Kaplan, 03 General Dennis J. Reimer, USA (Ret.), 04 General Charles G. Boyd, USAF (Ret.)

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign as your name appears above. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 2, 2006.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

Internet http://www.proxyvoting.com/drs Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

DRS TECHNOLOGIES, INC.

Proxy Solicited on Behalf of the Board of Directors
For the Annual Meeting of Stockholders to Be Held on August 3, 2006

The undersigned, revoking all previous proxies, appoints Mark S. Newman and Nina Laserson Dunn, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the annual meeting of stockholders of DRS Technologies, Inc. (the "Company") to be held on August 3, 2006, and at any adjournments thereof, and to vote all shares of common stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting. The proxies are instructed to vote as directed below with respect to the matters listed hereon and in their discretion on all other matters coming before the meeting.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your DRS Technologies, Inc. account online.

Access your DRS Technologies, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for DRS Technologies, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• Make address changes
• View certificate history	• Obtain a duplicate 1099 tax form
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DRS TECHNOLOGIES, INC. 5 SYLVAN WAY PARSIPPANY, NEW JERSEY 07054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on August 3, 2006
YOUR VOTE IS IMPORTANT
DRS TECHNOLOGIES, INC. TABLE OF CONTENTS
PROXIES, VOTING AND THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
PENSION PLAN TABLE(a)
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
PROPOSAL NO. 3 ADOPTION OF DRS TECHNOLOGIES, INC. 2006 OMNIBUS PLAN
GENERAL INFORMATION
DRS Technologies, Inc. 2006 Omnibus Plan
FOLD AND DETACH HERE
DRS TECHNOLOGIES, INC.
Proxy Solicited on Behalf of the Board of Directors For the Annual Meeting of Stockholders to Be Held on August 3, 2006
FOLD AND DETACH HERE